                                                                   EXHIBIT 10.27


                                  OFFICE LEASE

                                       BY

                                       AND

                                     BETWEEN

                        CATELLUS DEVELOPMENT CORPORATION,

                             A DELAWARE CORPORATION,

                                   AS LANDLORD

                                       AND

                            ALLOS THERAPEUTICS, INC.,

                             A DELAWARE CORPORATION,

                                   AS TENANT.

                          CIRCLEPOINT CORPORATE CENTER

                              WESTMINSTER, COLORADO

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
1.     BASIC LEASE INFORMATION .......................................1

2.     PREMISES ......................................................1
       2.1    Premises ...............................................1
       2.2    Common Facilities ......................................1
       2.3    Reserved Rights ........................................1
       2.4    Parking ................................................2
       2.5    Right of First Offer ...................................2

3.     TERM ..........................................................3
       3.1    Initial Term ...........................................3
       3.2    Option to Extend .......................................4

4.     RENT ..........................................................5
       4.1    Base Rent ..............................................5
       4.2    Additional Rent ........................................6
       4.3    Late Charge and Interest ...............................6
       4.4    Security Deposit .......................................6

5.     SERVICES AND UTILITIES ........................................7
       5.1    Standard Tenant Services ...............................7
       5.2    Overstandard Tenant Use ................................8
       5.3    Interruption of Use ....................................8
       5.4    Abatement ..............................................8

6.     TAXES .........................................................9
       6.1    Real Property Taxes ....................................9
       6.2    Definition of Real Property Taxes ......................9
       6.3    Taxes on Tenant Improvements/Personal Property ........10

7.     OPERATING EXPENSES ...........................................10
       7.1    Operating Expenses ....................................10
       7.2    Definition of Operating Expenses ......................10
       7.3    Exclusions from Operating Expenses ....................11

8.     ESTIMATED EXPENSES ...........................................12
       8.1    Payment ...............................................12
       8.2    Adjustment ............................................12

9.     INSURANCE ....................................................12
       9.1    Landlord ..............................................12
       9.2    Tenant ................................................13
       9.3    General ...............................................13
       9.4    Indemnity .............................................14
       9.5    Exemption of Landlord from Liability ..................15

10.    REPAIRS AND MAINTENANCE ......................................15
       10.1   Tenant ................................................15
       10.2   Landlord ..............................................15

11.    ALTERATIONS ..................................................16
       11.1   Trade Fixtures; Alterations ...........................16
       11.2   Removal of Tenant's Property and Alterations ..........16
       11.3   Liens .................................................17
       11.4   Remodel ...............................................17

12.    USE ..........................................................17

13.    SIGNS ........................................................18

14.    DAMAGE AND DESTRUCTION .......................................18
       14.1   Landlord's Obligation to Rebuild ......................18
       14.2   Landlord's Right to Terminate .........................19
       14.3   Tenant's Right to Terminate ...........................19
       14.4   Abatement of Rent; Tenant's Fault .....................19



                                       (v)

                                                                   Page
                                                                   ----
       14.5   Damage Near End of Term ...............................19
       14.6   Insurance Proceeds ....................................19

15.    EMINENT DOMAIN ...............................................20
       15.1   Total Condemnation ....................................20
       15.2   Partial Condemnation ..................................20
       15.3   Award .................................................20
       15.4   Temporary Condemnation ................................20

16.    DEFAULT ......................................................20
       16.1   Events of Default .....................................20
       16.2   Notice ................................................21
       16.3   Remedies ..............................................21
       16.4   Cumulative ............................................22
       16.5   Mitigation of Damages .................................22

17.    DEFAULT BY LANDLORD ..........................................22

18.    ASSIGNMENT AND SUBLETTING ....................................22
       18.1   Landlord's Consent Required ...........................22
       18.2   General Provisions ....................................23
       18.3   Information to be Furnished ...........................23
       18.4   Landlord's Election ...................................23
       18.5   Termination ...........................................24
       18.6   Bonus Rental ..........................................24
       18.7   Executed Counterparts .................................24
       18.8   Permitted Transfers ...................................24
       18.9   Permitted Occupants ...................................25

19.    ESTOPPEL, ATTORNMENT AND SUBORDINATION .......................25
       19.1   Estoppel ..............................................25
       19.2   Subordination .........................................25
       19.3   Attornment ............................................25

20.    RELOCATION ...................................................25

21.    MISCELLANEOUS ................................................26
       21.1   General ...............................................26
       21.2   Waiver ................................................26
       21.3   Financial Statements ..................................27
       21.4   Limitation of Liability ...............................27
       21.5   Notices ...............................................27
       21.6   Commission ............................................27
       21.7   Authorization .........................................27
       21.8   Holding Over/Surrender ................................27
       21.9   Confidentiality .......................................28
       21.10  Covenants and Conditions ..............................28
       21.11  Use of Name, Filming and Photographs of Project .......28
       21.12  Force Majeure .........................................28
       21.13  Constant Dollars ......................................28
       21.14  Development of the Project ............................29
       21.15  Communication Equipment ...............................29



                                      (vi)

                                      INDEX

                                                              Page(s)
                                                              -------
Abatement Event ....................................................8
Abatement Notice ...................................................8
Additional Rent ....................................................6
Adjustment ........................................................12
Adjustment Dates ...................................................6
Affiliate .........................................................24
Affiliated Assignee ...............................................24
Alterations .......................................................16
Applicable Interest Rate ...........................................6
Applicable Laws ...................................................17
Approved Working Drawings ..................................Exhibit B
Architect ..................................................Exhibit B
Assignment ........................................................22
Base Rent .........................................................ii
BOMA ...............................................................1
Building ..........................................................ii
Building Hours .....................................................8
Building Specifications ....................................Exhibit B
Building Systems ..................................................17
Change Order ...............................................Exhibit B
Commencement Date .................................................ii
Common Facilities ..................................................1
Communication Equipment ...........................................29
Communication Equipment Notice ....................................29
Comparable Area ....................................................4
Condemned .........................................................20
Constant Dollars ..................................................28
Contemplated Effective Date .......................................24
Contractor .................................................Exhibit B
Control ...........................................................24
Cost Pools ........................................................11
Cost Proposal ..............................................Exhibit B
Cost Proposal Delivery Date ................................Exhibit B
Delay Notice .......................................................4
Delinquency Costs ..................................................6
Delivery Date .....................................................ii
Delivery Outside Date ..............................................3
Economic Terms .....................................................3
Effective Date .....................................................i
Eligibility Period .................................................9
Engineering Drawings .......................................Exhibit B
Engineers ..................................................Exhibit B
Estimated Delivery Date ...........................................ii
Estimated Expenses ................................................12
Event of Default ..................................................20
Expiration Date ...................................................ii
Extension Term .....................................................4
Final Space Plan ...........................................Exhibit B
Final Working Drawings .....................................Exhibit B
First Offer Notice .................................................3
First Offer Space ..................................................2
Force Majeure Event ...............................................28
Holidays ...........................................................8
Indemnified Parties ...............................................14
Intention to Transfer Notice ......................................24
Interest Rate .....................................................10
Landlord ...........................................................i
Landlord Claims ...................................................14
Landlord Indemnified Party ........................................14
Landlord Supervision Fee ...................................Exhibit B
Landlord's Work ............................................Exhibit B
Letter of Credit ...................................................6
Market Rent ........................................................4
Mortgagee .........................................................22
Objectionable Name ................................................18

                                      (vii)

                                                              Page(s)
                                                              -------
Occupant ..........................................................25
Operating Expenses ................................................10
Outside Agreement Date .............................................4
Over-Allowance Amount ......................................Exhibit B
Partial Cost Proposal ......................................Exhibit B
Permits ....................................................Exhibit B
Permitted Use .....................................................ii
Premises ...........................................................i
Project ...........................................................ii
Real Property Taxes ................................................9
Rent ...............................................................6
Rent Commencement Date ............................................ii
Repair Notice .....................................................19
Rules and Regulations .............................................18
Security Deposit ..................................................ii
Signs and graphics ................................................18
Six Month Period ..................................................24
Stated Amount ......................................................6
Subletting ........................................................23
Substantial Completion .....................................Exhibit B
Superior Leases ....................................................2
Superior Rights ....................................................3
Tenant .............................................................i
Tenant Delays ..............................................Exhibit B
Tenant Improvement Allowance ......................................ii
Tenant Improvements ........................................Exhibit B
Tenant Parties ....................................................10
Tenant Party ......................................................10
Tenant's Agents ............................................Exhibit B
Tenant's Percentage Share .........................................ii
Tenant's Percentage Share of Operating Expenses ...................10
Tenant's Percentage Share of Real Property Taxes ...................9
Tenant's Property .................................................17
Term ..............................................................ii
TI Allowance ...............................................Exhibit B
TI Allowance Items .........................................Exhibit B
time deadlines .............................................Exhibit B
Transfer Effective Date ...........................................23
Utility Installations .............................................16
Work Letter ................................................Exhibit B
Working Drawings ...........................................Exhibit B



                                     (viii)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CA                                                              CDC#
   -----------                                                       -----------

                                  OFFICE LEASE

                             BASIC LEASE INFORMATION

Effective Date:                        April __, 2001

Landlord:                              CATELLUS DEVELOPMENT CORPORATION, a
                                       Delaware corporation

Landlord's Address for Notice:         165 South Union Street, Suite 852
                                       Lakewood, Colorado 80228
                                       Attn: Property Manager
                                       CirclePoint Corporate Center
                                       Telephone: (303) 980-3485
                                       Fax: (303) 980-3493

with a copy to:                        201 Mission Street
                                       San Francisco, CA 94105
                                       Attn: Asset Management
                                       Telephone: (415) 974-4500
                                       Fax: (415) 974-4502

and:                                   201 Mission Street
                                       San Francisco, CA 94105
                                       Attn: Office of General Counsel
                                       Telephone: (415) 974-4500
                                       Fax: (415) 974-4613

Landlord's Address for                 Catellus Commercial Group, LLC
Payment of Rent:                       c/o Cushman & Wakefield of California -
                                       Agent
                                       P. O. Box 45258
                                       San Francisco, 94145-0258

Tenant:                                Allos Therapeutics, Inc.,
                                       a Delaware corporation
Tenant's Address for Notice:
       Prior to Commencement Date:     7000 North Broadway, Suite 400
                                       Denver, CO 80221
                                       Attn: Michael E. Hart
                                       Telephone: 303-426-6262
                                       Fax: 303-412-9160

       After Commencement Date:        Two Circle Point, Suite 200
                                       Westminster, CO 80020
                                       Attn:  Michael E. Hart
                                       Telephone: [TENANT TO PROVIDE TO LANDLORD
                                       BY COMMENCEMENT DATE]
                                       Fax: [TENANT TO PROVIDE TO LANDLORD BY
                                       COMMENCEMENT DATE]

       In either case, with a copy to: Hutchinson, Black and Cook, LLC
                                       921 Walnut St., Suite 200
                                       P.O. Box 1170
                                       Boulder, CO 80306
                                       Attn: Bruce D. Dierking, Esq.
                                       Telephone: (303) 442-6514
                                       Fax: (303) 442-6593

Premises:                              Approximately 31,228 rentable square feet
                                       comprising the entire second (2nd) floor of the Building and known as Suite 200, as more particularly shown in Exhibit
                                       A-1.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Building:                              That certain five (5) story building
                                       consisting of approximately 150,872
                                       rentable square feet, located and
                                       addressed at Two Circle Point in the
                                       Project known as CirclePoint Corporate
                                       Center in Westminster, Colorado
                                       ("PROJECT"), as more particularly
                                       depicted as Building "2" in Exhibit A-2, attached hereto.

Delivery Date:                         The date of Substantial Completion of
                                       Landlord's Work and the Tenant
                                       Improvements (as defined in Exhibit B)
                                       and of delivery of the Premises to
                                       Tenant, which date is estimated to be
                                       September 15, 2001 ("ESTIMATED DELIVERY
                                       DATE").

Rent Commencement Date:                The Rent Commencement Date shall be the
                                       Delivery Date.

Commencement Date:                     The first day of the first full calendar
                                       month after the Delivery Date unless the Delivery Date is the first day of a calendar month, in which event the Commencement Date shall be the Delivery
                                       Date.

Expiration Date:                       The Expiration Date shall be the date
                                       that is seven (7) years and one (1) month after the Commencement Date.

Term:                                  Seven (7) years and one (1) month.

Base Rent:                             Month of
                                         Term        Annual Base Rent       Monthly Base Rent
                                         1-30*              [*]                    [*]

                                         31-60              [*]                    [*]

                                         61-84              [*]                    [*]

                                          85                [*]                    [*]

                                       *Plus the period of time, if any, between the Rent Commencement Date and the Commencement Date and subject to abatement pursuant to Section 4.1 below. **Subject to adjustment based on as-built measurements pursuant to Section 2.1 below.

Tenant's Percentage Share:             Twenty point seven percent (20.7%)**

Permitted Use:                         General office use (including, without
                                       limitation but subject to Applicable
                                       Laws, corporate offices, administrative
                                       offices, professional offices, and
                                       offices used for software development,
                                       engineering, research, design,
                                       development, data processing, publishing, telecommunications services, internet services and any lawful related uses) and no other uses shall be permitted without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion.
                                       In no event shall Tenant be permitted to use the Premises for any laboratory or biotechnical purposes.

Security Deposit:                      [*] (Letter of Credit - See Section 4.4)

Tenant Improvement Allowance:          [*] (subject to adjustment as provided in
                                       Section 2.1 of Exhibit B)

Tenant's Broker:                       Equis Corporation

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBITS

       A-1    --     Premises

       A-2    --     Project

       B      --     Work Letter

       C      --     Commencement Date Memorandum

       D      --     Rules and Regulations

       E      --     Estoppel Certificate

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1. BASIC LEASE INFORMATION. The Basic Lease Information set forth on the preceding pages and the Exhibits attached hereto are incorporated into and made a part of this Lease. In the event of any conflict between the Basic Lease Information and the other provisions of this Lease, the latter shall control.

2. PREMISES.

         2.1 Premises. Subject to the terms and conditions set forth in this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises as shown on Exhibit A-1. Tenant has determined that if constructed in accordance with this Lease, the Premises will be acceptable for Tenant's use and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use. Within thirty (30) days after the Delivery Date, Landlord's space measurement consultant shall verify in writing to Tenant the number of rentable square feet contained in the Premises and the Building, and such verification shall be made in accordance with the Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1 - 1996 ("BOMA"). In the event that Landlord's space measurement consultant determines that the amounts thereof shall be different from those set forth in this Lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected rentable square footage (including, without limitation, the amount of Base Rent and Tenant's Percentage Share). If such modification is made, it will be confirmed in writing by Landlord to Tenant. Tenant's architect shall have the opportunity, but only within ten (10) days after Landlord's written notice to Tenant of the verified number of rentable square feet (after which time Tenant shall have no right to object to such verification as provided hereinbelow), to consult with Landlord's space measurement consultant regarding such verification to confirm that Landlord's space measurement consultant's determination is accurate and in accordance with BOMA; provided, however, that Tenant shall notify Landlord in writing of any objection to such determination no later than three (3) days after Tenant's consultation with Landlord's space measurement consultant. Tenant's failure to timely object to Landlord's determination shall be deemed Tenant's acceptance of such determination and such determination shall then be conclusive and binding upon the parties. Tenant's objection notice, if any, shall include the basis for Tenant's objection to such determination in sufficient detail to allow Landlord's space measurement consultant to investigate such objection. Landlord's space measurement consultant shall, no later than fifteen (15) days after Landlord's receipt of Tenant's objection notice, provide Tenant with a second determination (which may or may not be revised from the first determination based on such consultant's reasonable applicable of BOMA standards), which second determination shall then be conclusive and binding upon the parties.

         2.2 Common Facilities. "COMMON FACILITIES" shall mean all areas, facilities, utilities, equipment and services within the Building and Project provided by Landlord for the common use or benefit of the tenants of the Building and Project including, without limitation, pedestrian walkways, malls and courts, parks and varas, driveways and access roads, parking facilities, entrances and exits, truck service ways, loading docks, landscaped areas, stairways, elevators, lobbies, common corridors and hallways, restrooms and all offsite areas Landlord is required to maintain under the provisions of applicable governmental requirements. Tenant and its employees and business invitees shall be entitled to use the Common Facilities during the Term, in common with Landlord and with other persons authorized by Landlord from time to time, subject to the Rules and Regulations. Tenant expressly covenants that its use of the Common Facilities shall comply with the Rules and Regulations, including those established for shipping and receiving of goods. Anything in this Lease to the contrary notwithstanding, it is expressly understood and agreed that the designation or use from time to time of portions of the Common Facilities shall not restrict Landlord's use of such areas for such purposes as Landlord shall determine in its commercially reasonable discretion. Notwithstanding anything to the contrary contained herein, Tenant hereby agrees and acknowledges that because (and so long as) Tenant is leasing an entire floor in the Building and is thereby entitled to exclusive use of the lobby located on such floor, such lobby shall not be included in the Common Facilities and Landlord shall have no obligation whatsoever to maintain, repair and/or otherwise service such lobby. In the event that Tenant no longer leases an entire floor in the Building, Tenant shall no longer have exclusive use of such lobby area and such lobby area shall be included in the Common Facilities hereunder.

         2.3 Reserved Rights. Landlord will operate and maintain the Common Facilities in such manner as Landlord, in its commercially reasonable discretion shall determine from time to time, and the cost thereof shall be included in Operating Expenses. Notwithstanding anything to the contrary contained in this Lease, Landlord reserves the right to do the following from time to time, provided that such activities do not materially, adversely affect Tenant's use, occupancy, or enjoyment of the Premises or Common Facilities or materially increase Tenant's costs under this Lease, but subject to the requirements of Applicable Law: (i) relocate, alter, improve, adjust or modify the size of any Common Facilities; provided, however, that Landlord shall use reasonable efforts not to materially and adversely affect Tenant's access to the Premises; (ii) construct, maintain and operate lighting on the Common Facilities and in the Project; (iii) modify the Common Facilities including, without limitation, the parking facilities;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv) close temporarily or permanently all or any portion of the Common Facilities and (v) do and perform such other acts in and to the Common Facilities that Landlord determines may improve the convenience and use thereof by tenants and their officers, agents, employees and customers. The Common Facilities shall at all times be subject to the exclusive control and management of Landlord and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Facilities and any other portions of the Project; provided, however, that no such rules or regulations shall have any material adverse impact on Tenant's operations in the Premises or materially increase Tenant's costs under this Lease, and further provided that Landlord shall use commercially reasonable efforts to enforce such rules and regulations uniformly among tenants of the Building and/or Project. Landlord reserves unto itself and its designees the exclusive right to use the roof, exterior walls and areas beneath the floor and above the ceiling of the Premises; provided, however, that Landlord agrees, subject to Landlord's approval and supervision, to give Tenant reasonable access to and use of the area above the ceiling of the Premises solely for Tenant's installation and servicing of pipes, vents, conduits, VAV boxes and related equipment. In addition, Landlord reserves the right to enter the Premises upon reasonable prior notice to Tenant (except in case of an emergency or for regularly scheduled maintenance and services, in which event no notice shall be required) and/or to undertake the following: (a) access and inspect the Premises to confirm the performance by Tenant of the provisions of this Lease and/or to access mechanical installations therein; (b) install, use, maintain, repair, alter, relocate or replace any Common Facilities and any pipes, ducts, conduits, wires, utility lines, shafts, appurtenant meters and mechanical, electrical and plumbing equipment and other facilities under, over or through the Premises, in locations that will not materially interfere with Tenant's use of the Premises for the Permitted Use; (c) record covenants, conditions and restrictions ("CC&Rs") affecting the Project and/or amendments to the CC&Rs; provided, however, that no such CC&Rs or amendments thereto shall have any material adverse impact on Tenant's operations in the Premises or materially increase Tenant's costs under this Lease; (d) change the name of the Building or the Project; (e) affix signs and displays in, on or to the Building and/or the Project including, without limitation, signs for the rental of the Premises and/or sale of all or any portion of the Building or the Project; and (f) show the Premises to existing and potential Mortgagees, potential purchasers and, during the last twelve (12) months of the Term, potential tenants.

         2.4 Parking. During the initial Lease Term and the first (1st) Extension Term only, if any, and provided that Tenant is leasing at least the number of rentable square feet initially leased hereunder (as such initial square footage number may be adjusted pursuant to Section 2.1 above), Tenant shall rent [*] parking spaces but Tenant shall not be required to pay any monthly rental fee therefor during such initial Lease Term and the first (1st) Extension Term only, if any (the number of parking spaces and the monthly rental fee therefor for the second (2nd) Extension Term, if any, to be subject to determination pursuant to Section 3.2 below). Each such parking space so rented by Tenant shall permit Tenant's officers, agents and employees to park one (1) passenger vehicle in the Project's parking facilities, on an unreserved, as-available basis, and in compliance with any applicable, reasonable rules and regulations promulgated by Landlord and/or other Applicable Laws (as defined hereinbelow), throughout the Lease Term. Landlord reserves the right to (i) adopt and/or discontinue a parking validation program, (ii) institute and/or discontinue valet parking, (iii) designate or redesignate specific areas within the Project for use by Tenant and its officers, agents and employees, and restrict parking by Tenant and its officers, agents and employees to those specific areas (provided, however, that any specific areas so designated for Tenant's use shall be reasonably convenient to the Premises and of substantially equal or better quality than the specific areas designated for the use of the majority of other tenants of the Building), and (iv) designate or redesignate specific parking spaces for the exclusive or non-exclusive use of specific tenants in the Project (provided, however, that any specific areas so designated for Tenant's use shall be reasonably convenient to the Premises and of substantially equal or better quality than the specific areas designated for the use of any other tenant of the Building). Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants of the Project in the use of parking facilities. Tenant agrees to assume responsibility for compliance by its employees and agents with any applicable rules and regulations promulgated by Landlord and/or other Applicable Laws (as defined hereinbelow).

         2.5 Right of First Offer. Landlord hereby grants to Tenant a right of first offer with respect to all leasable space on the [*] and [*] floors of the Building (collectively, the "FIRST OFFER SPACE"). Notwithstanding the foregoing
(i) such first offer right of Tenant shall commence only following the expiration or earlier termination of (A) any existing lease pertaining to the First Offer Space, and (B) as to any First Offer Space that is vacant as of the date of this Lease, the first lease pertaining to any portion of such First Offer Space entered into by Landlord after the date of this Lease (collectively, the "SUPERIOR LEASES"), including any renewal or extension of such existing or future lease, whether or not such renewal or extension is pursuant to an express written provision in such lease, and regardless of whether any such renewal or extension is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to (A) the tenants of the Superior Leases, (B) any other tenant of the Building or the Project under a lease existing as of the date hereof (the rights described in items (i) and (ii) above to be known

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

collectively as "SUPERIOR RIGHTS"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 2.5.

                  2.5.1 Procedure for Offer. Landlord shall notify Tenant (the "FIRST OFFER NOTICE") from time to time when Landlord determines that Landlord shall commence the marketing of any First Offer Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space, including the proposed term (collectively, the "ECONOMIC TERMS"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply during the last six (6) months of the initial Term unless Tenant has delivered a notice to Landlord indicating Tenant's exercise of its option to extend the Lease pursuant to Section 3.2 below.

                  2.5.2 Procedure for Acceptance. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in the First Offer Notice, then within ten (10) calendar days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice, Landlord and Tenant shall, for a period of twenty- one (21) calendar days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the ten
(10) calendar day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms and if Landlord and Tenant are unable to reach agreement on such Economic Terms within said twenty-one (21) calendar day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires and Tenant's right of first offer shall terminate as to the space described in the First Offer Notice. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

                  2.5.3 Lease of First Offer Space. If Tenant timely exercises Tenant's right to lease the space described in the First Offer Notice as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to this Lease upon the same non-economic terms and conditions as applicable to the initial Premises and the Economic Terms as provided in this
Section 2.5.

                  2.5.4 No Defaults. The rights contained in this Section 2.5 shall be personal to the original Tenant named in this Lease, and may only be exercised by the original Tenant and any Affiliated Assignee (and not any other assignee, sublessee or other transferee of the original Tenant's interest in this Lease) if the original Tenant or any Affiliated Assignee physically occupies at least eighty percent (80%) of the entire Premises as of the date of the First Offer Notice. Tenant shall not have the right to lease First Offer Space as provided in this Section 2.5 if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, an Event of Default exists under this Lease (and has not been cured within any applicable grace or cure period provided herein) or if Tenant or any Affiliated Assignee does not physically occupy at least eighty percent (80%) of the entire Premises.

3. TERM.

         3.1 Initial Term. The Term shall commence on the Commencement Date and shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. During the period from the Delivery Date to the Commencement Date, all terms and provisions of this Lease shall apply, except that Tenant's obligations to pay Rent shall commence as of the Rent Commencement Date. Tenant, upon demand after commencement of the Term, shall execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (a) the Commencement Date, the Rent Commencement Date and the Expiration Date, (b) the rentable square footage of the Premises, and (c) Tenant's acceptance of the Premises. If for any reason the Delivery Date has not occurred by the Estimated Delivery Date, this Lease shall remain in effect and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided, however, that if the Delivery Date has not occurred by December 31, 2001 (the "DELIVERY OUTSIDE DATE"), as a result of any reason other than Tenant Delays or Force Majeure Events, Tenant shall have the right to terminate this Lease upon written notice delivered to Landlord no later than the date that is fifteen (15) days after the Delivery Outside Date (such termination to be effective upon the date of Tenant's notice). Notwithstanding the foregoing, if prior to commencement of construction of the Tenant Improvements, Landlord determines in its good faith judgment that, by utilizing commercially reasonable efforts, the Delivery Date will not occur by the Delivery Outside Date, Landlord may give Tenant written notice thereof prior to the date Landlord commences construction of the Tenant Improvements (the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"DELAY NOTICE"), which Delay Notice shall inform Tenant of Landlord's estimate of a revised Delivery Outside Date, as applicable. If Landlord delivers the Delay Notice, Tenant may elect to terminate this Lease by giving Landlord written notice thereof within ten (10) business days following delivery of the Delay Notice. If Tenant does not so elect to terminate this Lease, then the revised Delivery Outside Date set forth in the Delay Notice shall be substituted for the date set forth above.

         3.2 Option to Extend.

                  3.2.1 Terms of Option. Provided that (i) an Event of Default under this Lease does not exist at the time this extension option is exercised or, at Landlord's option, at the scheduled commencement of the Extension Term (and such Event of Default is not cured within any applicable cure period provided herein), (ii) the original Tenant under this Lease (or an Affiliated Assignee) is physically occupying at least eighty percent (80%) of the entire Premises at the time this extension option is exercised and, at Landlord's option, at the scheduled commencement of the Extension Term, (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations and (iv) as of the date this extension option is exercised and at the scheduled commencement of the Extension Term, Tenant's (or any Affiliated Assignee's) net worth, as determined in accordance with generally accepted accounting principles, is at least [*] Constant Dollars [*], Tenant shall have the option to extend the Term (provided that the Premises contain at least as many rentable square feet as initially leased hereunder, as such initial square footage number may be adjusted pursuant to Section 2.1 above) for two (2) additional periods of five (5) years each (each, an "Extension Term"). Landlord shall lease the Premises to Tenant during an Extension Term on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, tenant improvements or for any other tenant inducements for the Extension Term (or for free parking during the second (2nd) Extension Term, if any). During an Extension Term, the Base Rent shall be increased (or decreased but in no event to an amount less than ninety-five percent (95%) of the Base Rent in effect for the month immediately preceding the Extension Term) to the Market Rent for the Premises during the Extension Term as set forth below, and the Security Deposit will be increased to reflect any increase in Base Rent payable under this Lease. There shall be no additional extension terms beyond the Extension Terms set forth herein. Tenant must exercise its option to extend this Lease by giving Landlord written notice of its election to do so no later than six (6) months prior to the end of the initial Term (or the first Extension Term, as applicable). Any notice not given in a timely manner shall be void, and Tenant shall be deemed to have waived its extension option hereunder. The extension option set forth herein is personal to the original Tenant under this Lease and it shall not be included in any assignment of Tenant's interest in this Lease (except to an Affiliated Assignee) nor in any sublease of all or any portion of the Premises.

                  3.2.2 Determination of Base Rent During Extension Term.

                           3.2.2.1 Agreement on Base Rent. Landlord and Tenant
shall have until that date that is one hundred twenty (120) days prior to the expiration of the initial Term, or the first Extension Term, as applicable (the "OUTSIDE AGREEMENT DATE") in which to agree on the Base Rent during an Extension Term (and as to the second (2nd) Extension Term only, the number of parking spaces and the monthly rental fee therefor). Notwithstanding anything in this Section to the contrary, in no event shall the Base Rent for an Extension Term be less than [*] of the Base Rent in effect for the month immediately prior to the Extension Term.

                           3.2.2.2 Arbitration. If Landlord and Tenant are
unable to agree upon the Base Rent for an Extension Term (and as to the second
(2nd) Extension Term only, the number of parking spaces and the monthly rental fee therefor) prior to the Outside Agreement Date, then, within fifteen (15) days following the Outside Agreement Date, each party shall submit to the other party a separate written determination of the Market Rent (and parking specifications, if applicable), and such determinations shall be submitted to arbitration in accordance with clauses (A) through (G) below. Failure of Tenant or Landlord to submit a written determination of the Market Rent within the required period shall conclusively be deemed to be the non-determining party's approval of the Market Rent submitted within such required period by the other party.

                                    (A) Each party, by giving written notice to
the other party, shall appoint a real estate appraiser who is a current member of the American Institute of Real Estate Appraisers, with at least five (5) years of experience appraising first-class office building space comparable to the Premises in the Comparable Area (as defined below) to determine the Market Rent. "MARKET RENT" shall mean the monthly base rent amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm's length for a term comparable to and commencing upon approximately the same time as the Extension Term for non-sublease space in the Project or in comparable first-class office buildings with prudent ownership (with management practices comparable with institutional ownership), along the Boulder Turnpike from Denver to Boulder (the "COMPARABLE AREA"), with comparable tenant improvements, in a comparable location, giving appropriate consideration to monthly rental rates per rentable square foot, the presence or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased, free rent or any other similar tenant concessions or inducements, and other generally applicable terms and conditions of tenancy for a similar building or buildings. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent is the closest to the actual Market Rent as determined by such appraisers, taking into account the definition of Market Rent as set forth above (i.e., the appraisers may only select Landlord's or Tenant's determination but not a compromise position). Each such appraiser shall be appointed within thirty (30) days after the Outside Agreement Date.

                                    (B) The two (2) appraisers so appointed
shall, within ten (10) days of the date of the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria as set forth above for qualification of the initial two (2) appraisers.

                                    (C) The three (3) appraisers shall within
twenty (20) days after the appointment of the third appraiser reach a decision as to whether Landlord's or Tenant's submitted Market Rent is the closest to the actual Market Rent, and shall use the closest of Landlord's or Tenant's submitted Market Rent as the Base Rent for the Extension Term, and shall notify Landlord and Tenant thereof in writing.

                                    (D) The decision of the majority of the
three (3) appraisers shall be binding upon Landlord and Tenant.

                                    (E) If either Landlord or Tenant fails to
appoint an appraiser within thirty (30) days after the Outside Agreement Date, the appraiser appointed by the other party shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

                                    (F) If the two (2) appraisers fail to agree
upon and appoint a third appraiser within the time period provided in clause (B) above, then Landlord and Tenant shall mutually select the third appraiser. If Landlord and Tenant are unable to agree upon the third appraiser within ten (10) days after the expiration of the time period in Clause (B) above, then either party may, upon at least five (5) days' prior written notice to the other party, request the Presiding Judge of the Jefferson County District Court, acting in such judge's private and nonjudicial capacity, to appoint the third appraiser. Following the appointment of the third appraiser, the panel of appraisers shall within twenty (20) days thereafter reach a decision as to whether Landlord's or Tenant's submitted Market Rent shall be used and shall notify Landlord and Tenant thereof.

                                    (G) The fees of the appraisers and the costs
of the appraisal proceeding shall be paid by the non-prevailing party.

                           3.2.2.3 Amendment of Lease. Immediately after the
Base Rent for an Extension Term is determined pursuant to this Section 3.2, Landlord and Tenant shall execute an amendment to this Lease stating the new Base Rent in effect. In recognition that the Market Rent may not be determined until after the commencement of an Extension Term, Tenant shall pay, during the Extension Term until the Market Rent is determined, the amount of Rent (including Base Rent and all other charges) in effect as of the expiration of the initial Term of this Lease (or First Extension Term, as applicable). Under no circumstances shall the Base Rent during an Extension Term ever be less than [*] of such amount of Base Rent in effect as of the expiration of the initial Term of the Lease (or First Extension Term, as applicable), regardless of the Market Rent as determined in accordance with the foregoing provisions. If the Market Rent is determined to be greater than such amount, Tenant shall pay Landlord, within thirty (30) days after written request therefor, the difference between the amount required by such determination of the Market Rent and the amount of Base Rent theretofore paid by Tenant during the Extension Term.

4. RENT.

         4.1 Base Rent. Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction (except as otherwise provided herein), in advance, on the first day of each calendar month during the Term commencing on the Rent Commencement Date. Upon the execution of this Lease, Tenant shall pay to Landlord the Base Rent due for the first full calendar month during the Term after the Rent Commencement Date and any abatement period. If the Rent Commencement Date occurs on a date other than the first day of a month or the Term ends on a date other than the last day of a month, Base Rent shall be prorated on the basis of a thirty (30) day month.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to abate Tenant's obligation to pay monthly Base Rent for the first (1st) full month of the initial Lease Term. During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease, including Tenant's Percentage Share of Operating Expenses and Real Estate Taxes. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Section 16.3 of this Lease, then as a part of the recovery set forth in such Section 16.3 of this Lease, Landlord shall be entitled to the recovery of the monthly Base Rent that was abated under the provisions of this
Section 4.1.

         4.2 Additional Rent. All sums other than Base Rent that Tenant is obligated to pay under this Lease, including Tenant's Percentage Share of Real Property Taxes and Operating Expenses, shall be deemed to be "Additional Rent" due hereunder, whether or not such sums are designated as Additional Rent. Base Rent and Additional Rent are collectively referred to herein as "RENT."

         4.3 Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs, processing and accounting expenses and increased debt service (the "DELINQUENCY COSTS"). If Landlord has not received any installment of Rent within five (5) days after such amount is due, Tenant shall pay to Landlord (a) for the first such delinquency in any calendar year, a one-time late charge of five percent (5%) of the delinquent amount, and (b) for the second and any subsequent delinquencies in any calendar year, a one-time late charge of ten percent (10%) of the delinquent amount, which amounts are agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at the Applicable Interest Rate. Landlord and Tenant recognize that the damage that Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage that Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance. "APPLICABLE INTEREST RATE" shall mean a rate per annum equal to the lesser of (i) the maximum interest rate permitted by law or (ii) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of Colorado) (the "Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank that is, from time to time, substituted for the Reference Rate.

         4.4 Security Deposit.

                  4.4.1 Letter of Credit. No later than May 15, 2001, Tenant shall deliver to Landlord an unconditional, irrevocable and renewable letter of credit ("LETTER OF CREDIT") in favor of Landlord in a form approved by Landlord, issued by a bank approved by Landlord with a branch located in Denver, Boulder or Westminster, Colorado, (which approval shall not be unreasonably withheld, conditioned or delayed) in the principal amount ("STATED AMOUNT") specified below, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. If Tenant fails to deliver the Letter of Credit by May 15, 2001, and such failure is not cured within five (5) days after written notice to Tenant, then such failure shall be an Event of Default hereunder. If the issuer of the Letter of Credit shall become insolvent or fail to maintain at least an "A" issuer rating under the Thomson Financial Bank Watch or an equivalent rating service reasonably selected by Landlord, then Tenant shall, within thirty (30) days of receipt of Landlord's written notice, cause a replacement Letter of Credit to be issued by a bank that qualifies under the foregoing requirements. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Letter of Credit. The Stated Amount shall be[*]; provided, however, that upon the dates specified below ("ADJUSTMENT DATES"), the Stated Amount shall be reduced to the following amounts:

                   Anniversary of
                 Commencement Date                    Stated Amount
                 -----------------                    -------------
                         4th                               [*]

                         5th                               [*]

                         6th                               [*]

         However, if (i) an Event of Default occurs under this Lease, or (ii) circumstances exist that would, with notice or lapse of time, or both, constitute an Event of Default, and Tenant has failed to cure such circumstance within the time period permitted by Section 16 or such lesser time as may remain before the relevant Adjustment Date as provided above (including, without limitation, a failure to deposit the cash Security Deposit pursuant to Section
4.4.2 below), the Stated Amount shall not thereafter be reduced unless and until such default or circumstance shall have been fully cured pursuant to the terms of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

this Lease, at which time the Stated Amount may be reduced as hereinabove described. The Letter of Credit shall state that an authorized officer or other representative of Landlord may make demand on Landlord's behalf for the Stated Amount of the Letter of Credit, or any portion thereof, and that the issuing bank must immediately honor such demand, without qualification or satisfaction of any conditions, except the proper identification of the party making such demand, and the signed certification of such party that (a) an Event of Default by Tenant has occurred under the Lease and that Tenant has not cured such Event of Default within the applicable grace or cure periods provided under this Lease and/or (b) the term of the Letter of Credit will expire prior to thirty (30) days following the last day of the Term and has not been extended, nor has a new Letter of Credit for an extended period of time been substituted at least thirty
(30) days prior to the expiration of the Letter of Credit. In addition, the Letter of Credit shall indicate that it is transferable in its entirety by Landlord as beneficiary and that upon receiving written notice of transfer, and upon presentation to the issuing bank of the original Letter of Credit, the issuer or confirming bank will reissue the Letter of Credit naming such transferee as the beneficiary. Tenant shall pay to Landlord, within thirty (30) days following written request therefor, any transfer fee payable by Landlord to the issuer in connection with such transfer; provided, however, that Tenant shall not be obligated to pay for more than one (1) transfer in any twenty-four
(24) month period (Landlord to pay for any transfers subsequent to the first such transfer in any such twenty-four (24) month period). If the term of the Letter of Credit held by Landlord will expire prior to thirty (30) days following the last day of the Term and it is not extended, or a new Letter of Credit for an extended period of time is not substituted, at least thirty (30) days prior to the expiration of the Letter of Credit, then Landlord shall be entitled to make demand for the Stated Amount of said Letter of Credit and, thereafter, to hold such funds in accordance with this Section 4.4. The Letter of Credit and any such proceeds thereof shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease. If Tenant fails to perform fully and timely all or any of Tenant's covenants and obligations hereunder, Landlord may (but shall not be required to) draw upon all or any portion of the Stated Amount of the Letter of Credit, and Landlord may then use, apply or retain all or any part of the proceeds for the payment of any sum which is in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's failure or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's failure. If any portion of the proceeds of the Letter of Credit are so used or applied, Tenant shall, within ten (10) days after demand therefor, post an additional Letter of Credit in an amount to cause the aggregate amount of the unused proceeds and such new Letter of Credit to equal the total Stated Amount required in this Section 4.4.1 above. Landlord shall not be required to keep any proceeds from the Letter of Credit separate from its general funds. Should Landlord sell its interest in the Premises during the Term, Landlord shall deposit with the purchaser thereof the Letter of Credit or any proceeds of the Letter of Credit, and provided that such purchaser agrees in writing to be bound by the terms of this Lease that apply to the Letter of Credit under this Section 4.4.1 as assignee of Landlord, thereupon Landlord shall be discharged from any further liability with respect to the Letter of Credit and said proceeds.

                  4.4.2 Cash Security Deposit. Tenant shall deposit with Landlord, on or before the 6th anniversary of the Rent Commencement Date, an amount equal to the last month's Base Rent [*] (subject to adjustment based upon the as-built measurement verification specified in Section 2.1), which amount Landlord shall hold as a Security Deposit hereunder to secure the full and faithful performance of each provision of this Lease to be performed by Tenant. Landlord shall not be required to pay interest on the Security Deposit or to keep the Security Deposit separate from Landlord's own funds. If Tenant fails to perform fully and timely all or any of Tenant's covenants and obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall immediately pay to Landlord an amount sufficient to restore the Security Deposit to an amount equal to the greater of (i) the amount of the Security Deposit immediately before Landlord's application of a portion of the Security Deposit or (ii) the amount of the then current Base Rent per month. Upon any increase in Base Rent, Landlord may require Tenant to increase the Security Deposit by the amount of the increase in Base Rent per month. Within sixty (60) days after the later of (a) the date Tenant vacates the Premises or
(b) the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall return to Tenant any unapplied balance of the Security Deposit. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any of the Tenant Parties.

5. SERVICES AND UTILITIES.

         5.1 Standard Tenant Services. Subject to the terms and provisions of this Lease, Tenant shall be allowed to use the Premises on a twenty-four (24) hour per day, seven (7) day per week basis.

                  5.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide (a) heating, ventilating and air conditioning ("HVAC") when necessary for normal

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

comfort for normal office use in the Premises and for cooling required by customary reasonable office computer systems, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 8:00 a.m. to 12:00 p.m. (collectively, the "BUILDING HOURS"), except for nationally and locally recognized holidays as designated by Landlord (collectively, the "HOLIDAYS"); (b) electrical wiring and facilities and power for normal general office use as such wiring, facilities and power are specified in the Approved Working Drawings (as defined in Exhibit B attached hereto); (c) city water from the regular Building outlets for drinking, lavatory and toilet purposes; (d) janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises; and (e) nonexclusive automatic elevator service. Tenant shall pay Landlord, within fifteen (15) days after invoice, charges for replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services that may be required by Tenant, including, without limitation, locksmithing, additional janitorial services, and additional repairs and maintenance, provided that Tenant shall pay to Landlord, within fifteen (15) days after billing, the actual costs incurred by Landlord to provide such additional services plus a reasonable administration fee. Landlord shall provide the services described in this Section 5.1.1 from the Rent Commencement Date through the remainder of the Term, unless otherwise stated herein.

         5.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the HVAC system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 5.1 of this Lease. If Tenant uses water or HVAC in excess of that supplied by Landlord pursuant to Section 5.1 of this Lease, or if Tenant's consumption of electricity (exclusive of Building- standard HVAC and Building-standard lighting) shall exceed an average of three (3) watts per rentable square foot of the Premises, connected load, calculated on a monthly basis during the Building Hours set forth in Section 5.1.1 above, then Tenant shall pay to Landlord, within ten (10) days after billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within ten (10) days after demand, including the cost of such additional metering devices. If Tenant desires to use HVAC during hours other than the Building Hours, (i) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use, (ii) Landlord shall supply such after-hours HVAC to Tenant at such hourly rate as Landlord shall from time to time establish, and (iii) Tenant shall pay such charges within ten (10) days after billing.

         5.3 Interruption of Use. Except as otherwise provided hereinbelow, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Lease.

         5.4 Abatement. An "ABATEMENT EVENT" shall be defined as an event that prevents Tenant from using the Premises or any portion thereof, as a result of any failure to provide services or access to the Premises, where (i) Tenant does not actually use the Premises or such portion thereof, and (ii) such event is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Tenant shall give Landlord and any mortgagee of Landlord (of whom Tenant is notified) notice ("ABATEMENT NOTICE") of any such Abatement Event, and if such Abatement Event continues beyond the "Eligibility Period" (as that term is defined below), then the Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes shall be abated entirely or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes for the entire Premises shall be abated entirely for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes allocable to such reoccupied portion,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. Notwithstanding anything to the contrary contained herein, if Landlord is diligently pursuing the repair of such utilities or services and Landlord provides substitute services reasonably suitable for Tenant's purposes as reasonably determined by Landlord, for example bringing in portable air conditioning or heating equipment, then there shall be no abatement of Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes. The term "Eligibility Period" shall mean a period of five (5) consecutive business days after Landlord's and Landlord's mortgagee's (if applicable), receipt of the applicable Abatement Notice. Such right to abate Base Rent and Tenant's Share of Operating Expenses and Real Property Taxes shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event and such abatement shall not apply in case of damage to, or destruction of, the Premises or the Building, or any eminent domain proceedings which shall be governed by separate provisions of this Lease.

6. TAXES.

         6.1 Real Property Taxes. Tenant shall pay to Landlord in the manner set forth in Section 8 below, and as Additional Rent, Tenant's Percentage Share of Real Property Taxes attributable to the tax parcel within which the Building is located and the portion of Real Property Taxes attributable to the developed Common Facilities in the Project (including, but not limited to, common detention ponds, the central park area, Building and Project roads, Building and Project landscaping, etc.) allocated by Landlord to the Building based on the Building's pro rata share thereof (as such pro rata share is reasonably determined by Landlord) (collectively, "TENANT'S PERCENTAGE SHARE OF REAL PROPERTY TAXES"). Landlord shall not allocate to Tenant any portion of any Real Property Taxes attributable to undeveloped portions of the Project, developed portions of the Project held for lease (excluding the Building), or developed portions of the Project that are not Common Facilities. Tenant's obligation to pay Tenant's Percentage Share of Real Property Taxes during the Term shall survive the expiration or early termination of this Lease provided that Landlord invoices Tenant for such amounts no later than two (2) years after such expiration or early termination. If this Lease shall commence or terminate on a day other than the first or last day of a calendar year, respectively, the amount of Tenant's Percentage Share of Real Property Taxes payable by Tenant for such calendar year shall be prorated on the basis of a 365 day year and shall be due and payable when rendered notwithstanding termination of this Lease provided that Landlord invoices Tenant for such amounts no later than two (2) years after such expiration or early termination. Tenant's Percentage Share of Real Property Taxes allocable to the calendar year in which this Lease commences or terminates shall be deemed to have been incurred evenly over the entire twelve (12) month period of such calendar year.

         6.2 Definition of Real Property Taxes. The term "REAL PROPERTY TAXES" shall mean the sum of the following: all real property taxes, mill levies, metro district charges, including ad valorem taxes (including all components thereof, such as amounts payable to any public or quasi-public authority or agency, including school districts) and special taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, common or community facilities district assessments and any other assessments, bonds, levies, fees, penalties (if a result of Tenant's delinquency), exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) that are assessed, levied, charged, conferred or imposed by any public authority or quasi-public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys' and expert witness' fees and costs) of challenging any of the foregoing, seeking a reduction in or abatement, redemption or return of any of the foregoing or contesting the validity or applicability of any governmental enactments that may affect Real Property Taxes but only to the extent of any actual reduction, abatement, redemption or return achieved unless such challenge or contest is requested by Tenant. All references to Real Property Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills, regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive for two (2) years after the expiration or early termination of this Lease. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income or profits tax. In no event shall Tenant or any of Tenant's officers, directors, employees, agents, representatives, customers, visitors, invitees, licensees, contractors, assignees and/or subtenants (collectively, "TENANT PARTIES" and individually, a "TENANT PARTY") be entitled to file any real property tax assessment appeal.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         6.3 Taxes on Tenant Improvements/Personal Property. Notwithstanding any other provision hereof, Tenant shall pay, not less than ten (10) days before delinquency, (a) the full amount of any increase in Real Property Taxes during the Term resulting from any and all alterations and tenant improvements (exclusive of the Tenant Improvements but including any increases resulting from the Tenant Improvements to the extent of the Over-Allowance Amount) of any kind whatsoever placed in, on or about or made to the Premises for the benefit of, at the request of, or by Tenant, to the extent the same exceed Building standard allowances for leasehold improvements as reasonably determined by Landlord and
(b) all taxes and assessments levied upon Tenant's Property. Upon Landlord's request, Tenant shall provide Landlord copies of receipts for payment of all such taxes. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay to Landlord the amount thereof as invoiced by Landlord with thirty (30) days following delivery of such invoice. Landlord agrees that in no event shall Additional Rent hereunder include any amounts specified in this Section 6.3 (or amounts specified in substantially similar provisions in other leases or agreements) payable by other tenants of the Building.

7. OPERATING EXPENSES.

         7.1 Operating Expenses. Tenant shall pay to Landlord, in the manner set forth in Section 8 below, and as Additional Rent, Tenant's Percentage Share of Operating Expenses attributable to Landlord's operation, management, repair and maintenance of the Building and the portion of Operating Expenses attributable to the operation, management, repair and/or maintenance of the developed Common Facilities of the Project (including, but not limited to, common detention ponds, the central park area, Building and Project roads, Building and Project landscaping, etc.) allocated by Landlord to the Building based upon the Building's pro rata share thereof (as such pro rata share is reasonably determined by Landlord) (collectively, "TENANT'S PERCENTAGE SHARE OF OPERATING EXPENSES"). Landlord shall not allocate to Tenant any portion of Operating Expenses attributable to undeveloped portions of the Project, developed portions of the Project held for lease (excluding the Building), or developed portions of the Project that are not Common Facilities. Tenant's obligation to pay Tenant's Percentage Share of Operating Expenses during the Term shall survive the expiration or any earlier termination of this Lease provided that Landlord invoices Tenant for such amounts no later than two (2) years after such expiration or early termination. If this Lease shall commence or terminate on a day other than the first or last day of a calendar year, respectively, the amount of Tenant's Percentage Share of Operating Expenses payable by Tenant for such calendar year shall be prorated on the basis of a 365 day year and shall be due and payable when rendered notwithstanding termination of this Lease. Tenant's Percentage Share of Operating Expenses allocable to the calendar year in which this Lease commences or terminates shall be deemed to have been incurred evenly over the entire twelve (12) month period of such calendar year. "TENANT'S PERCENTAGE SHARE" is a percentage equal to the rentable square footage of the Premises divided by the rentable square footage of the Building (as set forth in the Basic Lease Information).

       7.2 Definition of Operating Expenses. The term "OPERATING EXPENSES" shall mean (except as otherwise excluded below) the total costs and expenses reasonably paid or incurred by Landlord in the operation, management, repair and maintenance of the Building and developed Common Facilities of the Project (including, but not limited to, common detention ponds, the central park, Building and Project roads, Building and Project landscaping, etc.), including, but not limited to, all costs of: (i) maintenance, repair and replacement of HVAC, electricity, steam, water, gas, sewer, mechanical, telephone and telecommunications systems, escalator and elevator systems and all other utilities and systems; (ii) landscaping, gardening and site maintenance; (iii) security, life safety and fire protection; (iv) general maintenance, trash removal, cleaning and service contracts and the cost of all supplies, tools and equipment required in connection therewith; (v) all deductibles, self-insured retentions, premiums and other costs relating to the insurance carried by Landlord or Landlord's agent for the Project, and the costs of any self-insurance as reasonably determined by Landlord; (vi) wages, salaries, payroll taxes and other labor costs and employee benefits of employees directly employed and working at the Building and/or Project (or a pro-rata share of such amounts for employees indirectly employed and working at the Building and/or Project); (vii) fees, charges and other costs of all independent contractors engaged by Landlord to provide operations, maintenance, or repair service at or with respect to the Building and/or Project; (viii) directory revisions at the Building; (ix) charges on or surcharges imposed by any governmental agencies on or with respect to transit or automobile usage or parking facilities; (x) costs incurred in connection with any private transit association; (xi) amortization over the useful life (together with interest at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, N.A., or its successor, as its prime rate, plus two percent (2%) per annum (the "INTEREST RATE") on the unamortized balance) of all of the following costs of a capital nature (including, without limitation, improvements, replacements, repairs and equipment): (1) reasonably intended to produce a reduction in operational charges or energy consumption; or (2) required by Applicable Laws enacted or first applicable after the Commencement Date; or (3) replacement of exterior perimeter windows (except during the initial Term); or (4) minor capital expenditures or improvements where the total cost of all such expenditures or improvements is less than Fifty Thousand Constant Dollars ($50,000) in any twelve- month period in the aggregate, and the cost of capital tools not in excess of Ten Thousand Constant Dollars ($10,000) in any twelve (12) month period in the aggregate or (5) the refurbishment or replacement of improvements when repair is no longer feasible; (xii) the cost of contesting the validity or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

applicability of any governmental enactments which may affect Operating Expenses; (xiii) reasonable and customary association fees and costs assessed under the CC&Rs and/or in connection with any property owners or maintenance association; and (xiv) any other expenses of any kind whatsoever incurred in connection with the operation, management, repair and maintenance of the Building and Project. Operating Expenses shall also include either (a) an administrative fee to Landlord for accounting and project management services relating to the Project in an amount equal to three percent (3%) of Base Rent and Additional Rent from all tenants of the Project (other than the administrative fee), or (b) all costs and fees incurred by Landlord in connection with the management of this Lease and the Building and Project, including the costs of those services customarily performed by a property management services company whether performed internally or through an outside management company. If the Building and/or Project are not fully occupied during any year, an adjustment shall be made in computing the Operating Expenses for such year so that Operating Expenses include an equitable portion of all variable items of Operating Expenses, as reasonably determined by Landlord. Landlord shall have the right, from time to time, to equitably allocate and prorate some or all of the Operating Expenses among different tenants and/or different buildings of the Project and/or on a building-by-building basis (the "COST POOLS"). Such Cost Pools may include, without limitation, the office space tenants and retail space tenants of the buildings in the Project.

         7.3 Exclusions from Operating Expenses. Notwithstanding Section 7.2 to the contrary, Operating Expenses shall exclude the following:

                  (i) Costs of repairs, replacements or other work occasioned by fire, windstorm or other casualty to the extent of the greater of the amount actually covered by insurance or the amount of insurance that Landlord is required to maintain under this Lease (excluding commercially reasonable deductibles), or by the exercise by governmental authorities of the right of eminent domain.

                  (ii) Leasing commissions, attorney's fees, costs, disbursements and other expenses incurred by Landlord or its agents in connection with leases with other tenants, other occupants or prospective tenants or other occupants of the Building and the Project, and similar costs incurred in connection with and/or enforcement of any leases with other tenants, other occupants, or prospective tenants or other occupants of the Building and the Project.

                  (iii) "Tenant allowances," "tenant concessions," work letters, and other costs or expenses (including permit, license and inspection fees but not including such costs or expenses incurred in connection with any Common Facilities) incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for other tenants or other occupants of the Building and the Project, or vacant, leasable space in the Building, including space planning/interior design fees for same.

                  (iv) Costs of correcting material defects, including any allowances for same, in the original construction of the Building (including latent defects) or equipment used therein (or the replacement of defective equipment).

                  (v) Costs (including fines, penalties and legal fees) incurred due to the knowing and willful violation by Landlord, its employees, agents and/or contractors, of any terms and conditions of this Lease or of the leases of the other tenants in the Building or the Project, and/or of any Applicable Laws that would not have been incurred but for such violation by Landlord, its employees, agents and/or contractors.

                  (vi) Payments in respect of overhead and/or profit to any subsidiary or affiliate of Landlord as a result of a non-competitive selection process for services (other than property and construction management fees) on or to the Building or the Project, or for goods, supplies or other materials, to the extent that the costs of such services, goods, supplies and/or materials exceed the costs that would have been paid had the services, goods, supplies or materials been provided by parties unaffiliated with Landlord of similar skill, competence and experience, on a competitive basis.

                  (vii) Payments of principal, finance charges or interest on debt or amortization on any mortgage or deed of trust encumbering the Building or the Project, and rental payments (or increases in same) under any ground or underlying lease or leases (except to the extent the same may be made to pay or reimburse, or may be measured by, Real Property Taxes).

                  (viii) Except for property and construction management fees, and the administrative fee to Landlord set forth in Section 7.2, costs of Landlord's general overhead and general administrative expenses (individual, partnership or corporate, as the case may be), which costs would not be chargeable to Operating Expenses of the Building or the Project in accordance with generally accepted accounting principles, including, without limitation, all costs related to accounting and audit services by certified public accountants for Landlord and its affiliates (excepting accounting and audit services necessary to satisfy normal property management requirements).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  (ix) Compensation paid to clerks, attendants or other persons in commercial concessions (such as a snack bar, restaurant or newsstand), if any, operated by Landlord or any subsidiary or affiliate of Landlord.

                  (x) Advertising and promotional expenses.

                  (xi) Costs for which Landlord is directly reimbursed by insurance.

                  (xii) Depreciation on the Building, the Project or any equipment or materials used by Landlord or Landlord's manager in conjunction therewith, except on equipment or materials purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation is permitted or required, the item shall be amortized over its reasonably anticipated useful life.

                  (xiii) Costs of capital improvements except those set forth in
Section 7.2(xi).

8. ESTIMATED EXPENSES.

         8.1 Payment. The term "ESTIMATED EXPENSES" for any particular calendar year during the Term shall mean Landlord's estimate of Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes which are payable by Tenant for such calendar year. Before the commencement of each calendar year during the Term or as soon thereafter as is reasonably practicable, Landlord shall notify Tenant in writing of the Estimated Expenses for such calendar year (and upon Tenant's written request, Landlord shall provide an annual budget supporting such Estimated Expenses). Tenant shall pay to Landlord monthly, in advance, one-twelfth (1/12) of the Estimated Expenses; provided, however, that if Landlord fails to notify Tenant of the Estimated Expenses for any particular calendar year before the start of such calendar year, Tenant shall be required to continue to pay to Landlord, each month in advance, the amount of the Estimated Expenses due for the immediately prior month until Landlord notifies Tenant of the amount of the Estimated Expenses for such calendar year, whereupon Tenant shall (i) thereafter commence to pay one-twelfth (1/12) of such newly determined Estimated Expenses and (ii) pay, with its next installment of Estimated Expenses, a fraction of the Estimated Expenses for the then-current calendar year (reduced by any amounts paid with respect to the then-current calendar year pursuant to the immediately preceding sentence), which fraction shall have as its numerator the number of months which have elapsed in such current calendar year (including the month of such payment) and twelve (12) as its denominator. If at any time Landlord determines that Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise the Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord the revised Estimated Expenses for such year.

         8.2 Adjustment. The term "ADJUSTMENT" shall mean for any calendar year the difference between (i) the Estimated Expenses and (ii) the sum of (a) Tenant's Percentage Share of Real Property Taxes, and (b) Tenant's Percentage Share of Operating Expenses. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes for such calendar year, accompanied by a computation of the Adjustment. If Tenant's payments of Estimated Expenses are less than Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes, then Tenant shall pay the difference within thirty (30) days after receipt of such statement. Tenant's obligation to pay such amount shall survive the termination of this Lease provided that Landlord invoices Tenant for such amounts no later than two (2) years after such termination. If Tenant's payments of Estimated Expenses exceed Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes, then, provided that Tenant is not in default hereunder, Landlord shall credit such excess amount to future installments of Estimated Expenses for the next calendar year. If Tenant is in default, Landlord may, but shall not be required to, credit such amount to Rent arrearage. In no event shall Tenant be entitled to any credit in the event that Tenant's Percentage Share of Real Property Taxes and/or Tenant's Share of Operating Expenses are less than such amounts for the Base Year.

9. INSURANCE.

         9.1 Landlord. Landlord, either directly or through its agent, shall maintain "all risk" or "Special Form" property insurance, including boiler and machinery comprehensive form, if applicable, through individual or blanket policies insuring the Building against fire and other casualties, including all alterations, additions and improvements, whether owned by Landlord or by Tenant (but excluding the cost of Tenant's Property and the cost of the Tenant Improvements or Alterations in excess of Building- standard), in amounts equal to the full replacement value thereof, with deductibles and the form and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

endorsements of such coverage as selected by Landlord in a commercially reasonable manner. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, in such amounts, with such deductibles and upon such terms as Landlord shall determine in a commercially reasonable manner. The cost of the insurance obtained by Landlord under this Section 9.1 shall be included in Operating Expenses.

         9.2 Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance (and any other form(s) of insurance Landlord may reasonably require from time to time) in the following coverage amounts, which coverage amounts Landlord may reasonably increase from time to time but upon prior written notice to Tenant, and all such coverage shall be primary without right of contribution by Landlord:

                  9.2.1 Commercial General Liability Insurance (Occurrence
Form). A policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, and Two Million Dollars ($2,000,000) products/completed operations aggregate, providing coverage for, among other things, blanket contractual liability, premises, host liquor, products/completed operations with an "Additional Insured-Managers or Lessors of Premises Endorsement" and containing the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire, and personal and advertising injury coverage, with deletion of the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit, and provided that the policy shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease.

                  9.2.2 Automobile Liability Insurance. Business automobile liability insurance having a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles (but only as applicable based on Tenant's actual ownership, maintenance or use of any such automobiles);

                  9.2.3 Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000) for bodily injury by accident and One Million Dollars ($1,000,000) for bodily injury;

                  9.2.4 Property Insurance. "Special Form" or "all risk" property insurance, including boiler and machinery comprehensive form, if applicable, on a replacement cost basis, each covering damage to or loss of any of Tenant's Property and/or any Tenant Improvements or Alterations in excess of Building-standard. Tenant's property insurance deductible shall not exceed Twenty-Five Thousand Dollars ($25,000.00);

                  9.2.5 Business Interruption. Loss of income and extra expense insurance and contingent business income insurance in amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Tenant, or attributable to prevention of access to the Premises as a result of such perils. Such insurance will provide for an extended period of indemnity to be not less than one hundred eighty (180) days/six (6) months; and

                  9.2.6 Umbrella/Excess Insurance. An umbrella liability policy or excess liability policy having a limit of not less than Ten Million Dollars ($10,000,000.00), which policy shall be in "following form" and shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. Such umbrella liability policy or excess liability policy shall include coverage for additional insureds.

         9.3 General.

                  9.3.1 Insurance Companies. Insurance required to be maintained by Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least A-VIII (or such higher rating as may be required by any Mortgagee) as set forth in the most current issue of "Best's Insurance Guide."

                  9.3.2 Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in the form of the ACORD 27 (Evidence of Property Insurance) and the ACORD 25-5 (Certificate of Liability Insurance) (or in a form acceptable to Landlord in its sole discretion), no later than seven (7) days before the date on which Tenant is to take

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

possession of the Premises. Tenant shall, at least ten (10) days before the expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty
(60) days' prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). If Tenant fails to procure or maintain any insurance required in this Lease, Tenant shall be liable for all losses and costs suffered or incurred by Landlord (including litigation costs and attorneys' fees and expenses) resulting from said failure. In addition, if Tenant shall fail to procure or maintain such insurance, or to deliver such certificates, within the time periods set forth above, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 16 below, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

                  9.3.3 Additional Insured. Landlord, as well as any property management company of Landlord for the Building or the Project, each Mortgagee and any other interested party having an insurable interest reasonably designated by Landlord in writing to Tenant shall be named as additional insureds under all of the policies required by Section 9.2.1 and 9.2.6, and such endorsement shall be included with the certificates to be provided to Landlord pursuant to Section 9.3.2 above. The policies required under Section 9.2.1 shall provide for severability of interest. Landlord is to be insured as its interests may appear and is to be designated as a loss payee on the insurance required to be maintained by Tenant pursuant to Section 9.2.4.

                  9.3.4 Limits of Insurance. The limits of insurance maintained by the parties hereunder shall not limit such parties' respective liability under this Lease.

                  9.3.5 Mutual Waiver of Subrogation. Landlord and Tenant each waive any right to recover against the other for claims for damages to each parties' respective property required to be insured hereunder. This provision is intended to waive fully, and for the benefit of the parties, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. This waiver extends to any business interruption or loss of earnings coverage of Tenant whether such coverage is purchased as part of Tenant's property insurance policy or as a separate policy.

                  9.3.6 Notification of Incidents. Tenant shall notify Landlord within twenty-four (24) hours after the occurrence of any accidents or incidents in the Premises, the Building, the Common Facilities or other portions of the Project which, in Tenant's reasonable opinion, could give rise to a claim against Landlord.

         9.4 Indemnity.

                  9.4.1 By Tenant. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns (collectively, the "LANDLORD INDEMNIFIED PARTIES" and each, a "LANDLORD INDEMNIFIED PARTY") from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities reasonably incurred in the defense of any such claim or any action or proceeding brought thereon (collectively, "LANDLORD CLAIMS") arising from any cause whatsoever in the Premises (but excluding Landlord Claims to the extent caused by a Landlord Indemnified Party's negligence or willful or criminal misconduct). In addition, Tenant shall further indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless the Landlord Indemnified Parties from and against any and all Landlord Claims arising from (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease; (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant or any Tenant Party in or about the Premises, the Building, the Common Facilities or other portions of the Project and/or (iii) any acts, omissions or negligence of Tenant or any Tenant Party. The obligations of Tenant under this
Section 9.4 shall survive the termination of this Lease with respect to any Claims or liability attributable to events which occurred before such termination.

                  9.4.2 By Landlord. Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and Tenant Parties (collectively, the "TENANT INDEMNIFIED PARTIES" and each, an "TENANT INDEMNIFIED PARTY") from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities reasonably incurred in the defense of any such claim or any action or proceeding brought thereon (collectively, "TENANT CLAIMS") arising from any cause whatsoever in the Common Facilities but only to the extent that such Tenant Claims are covered by the insurance maintained, or required to be maintained hereunder, by Landlord (but excluding Tenant Claims to the extent caused by a Tenant Indemnified Party's negligence or willful or criminal misconduct). In addition,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord shall further indemnify, protect, defend (by counsel acceptable to Tenant) and hold harmless the Tenant Indemnified Parties from and against any and all Tenant Claims arising from any negligence or willful misconduct of Landlord or its employees, agents or contractors. The obligations of Landlord under this Section 9.4.2 (a) shall survive the termination or expiration of this Lease with respect to any Tenant Claims or liability attributable to events which occurred before such termination or expiration and (b) are subject to
Section 9.3.5.

         9.5 Exemption of Landlord from Liability. Tenant, as a material part of the consideration to Landlord, (i) hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture, improvements and alterations or injury to persons in, upon or about the Premises, the Building, the Common Facilities or other portions of the Project arising from any cause, and (ii) hereby expressly releases Landlord and waives all claims in respect thereof against Landlord and all other Landlord Indemnified Parties, except that clauses 9.5(i) and (ii) above will not apply with respect to damage or injury (a) caused by the negligence or willful or criminal misconduct of a Landlord Indemnified Party that is of a type not covered by the insurance maintained, or required to be maintained hereunder, by Tenant or (b) covered by Landlord's indemnity under Section 9.4.2 above. Tenant hereby agrees that neither Landlord nor any other Indemnified Party shall be liable for injury to Tenant's business or any loss of income therefrom. Tenant further agrees that neither Landlord nor any other Landlord Indemnified Party shall be liable for damage to the property of Tenant, or injury to or death or illness of Tenant, Tenant's employees, invitees, customers, agents or contractors or any other person in or about the Premises, the Building, the Common Facilities or the Project, except for any loss, damage or injury attributable in whole or in part to the act, omission or negligence of any Landlord Indemnified Party or the willful or criminal misconduct of such Landlord Indemnified Party that is of a type not covered by the insurance maintained, or required to be maintained hereunder, by Tenant, whether such damage, illness or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, ventilation, air conditioning or lighting fixtures, or from any other cause, and whether such damage, illness or injury results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage, illness or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant.

10. REPAIRS AND MAINTENANCE.

         10.1 Tenant. Except as set forth in Section 10.2 below, Tenant shall keep and maintain the Premises and every part thereof, including, but not limited to, floors and floor coverings, interior plumbing, interior walls and ceilings, including electrical wiring, appliances and devices using or containing refrigerants, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a good and workmanlike manner. Without limiting the foregoing, but subject to the provisions of Section 14 below, Tenant shall, at Tenant's sole expense, repair any area of the Premises damaged by Tenant or any Tenant Party or by any other cause. If Tenant, in the reasonable judgment of Landlord, fails to maintain the Premises in accordance with the terms of this Lease and correct such failure within ten (10) days following Tenant's receipt of written notice from Landlord stating the nature of the failure, Landlord shall have the right to enter the Premises and perform such maintenance, repairs or replacements at Tenant's sole cost and expense (including a sum for overhead to Landlord equal to ten percent (10%) of the cost of the maintenance, repairs or replacements). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable Law, and shall use certified technicians to perform such maintenance and repairs, as so required. Landlord shall have the right to approve all service maintenance contractors hired by Tenant which approval shall not be unreasonably withheld, conditioned or delayed. Upon Landlord's request, Tenant shall deliver to Landlord full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises within one hundred twenty
(120) days after the Commencement Date and, thereafter, within ten (10) days after entering into any new or materially amending any existing service or maintenance contract.

         10.2 Landlord. Landlord shall, at its sole cost and expense or as an Operating Expense if permitted under Section 7 above, repair damage to structural portions, foundations, roofs, and exterior walls of the Building and the Project; provided that, if such damage is caused by the negligence or willful or criminal misconduct of Tenant or a Tenant Party, then such repairs shall be at Tenant's sole expense but only to the extent such damage is not covered by insurance carried by Landlord hereunder. There shall be no abatement of Rent during the performance of such work provided that Landlord makes commercially reasonable efforts to minimize any adverse impact on Tenant's use and enjoyment of the Premises for the conduct of Tenant's business. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Building or the Premises unless the same is the result of the negligence or willful or criminal misconduct of Landlord or any of its agents, employees or contractors that is of a type not covered by the insurance maintained, or required to be maintained hereunder, by Tenant, nor (except as otherwise provided herein) for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Nevertheless,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord shall use commercially reasonable efforts to enforce any applicable construction warranties pertaining to any defect in the construction or condition of the Building or the Premises. Tenant waives any right to repair the Premises, the Building, the Project and/or the Common Facilities at the expense of Landlord under any Applicable Law.

11. ALTERATIONS.

         11.1 Trade Fixtures; Alterations. Tenant may, without any further consent or approval by Landlord but subject to all other requirements of this
Section 11 (e.g., Tenant's insurance, delivery of as- built drawings to Landlord, etc.), install trade fixtures, equipment, data and telephone cable and conduit, furniture, and office decorations in the Premises (collectively, "UTILITY INSTALLATIONS"), provided that such Utility Installations are installed and are removable without structural or other damage to the Premises, the Building, the Common Facilities or the Project, subject to the other provisions of this Section 11. Tenant shall not construct, nor allow to be constructed, any alterations, improvements or physical additions other than Utility Installations (collectively, "ALTERATIONS") in, about or to the Premises without obtaining the prior written consent of Landlord, which will not be unreasonably withheld, conditioned, or delayed; provided, however, Landlord shall have the right, in Landlord's sole discretion, to withhold its consent to any Alteration that would adversely affect the structural portions of the Building or any Building Systems or which would be visible from the exterior of the Premises or the Building. Landlord may impose, as a condition of its consent to all Alterations, such requirements as Landlord may reasonably deem appropriate, including, but not limited to, the requirement that Tenant utilize only contractors, materials, mechanics and materialmen reasonably approved by Landlord; however, a contractor of Landlord's selection shall perform all mechanical, electrical, plumbing, structural and heating, ventilation and air conditioning work, provided that Landlord's contractor is willing to perform such work at commercially reasonable and competitive rates and in a commercially reasonable timeframe. If such Alterations trigger a legal requirement upon Landlord to make any Alterations or improvements to the Building or Common Facilities and if Tenant elects to proceed with such Alterations after receipt of written notice from Landlord of such requirements, Tenant shall, as Additional Rent, reimburse Landlord for the cost thereof within thirty (30) days following receipt of an invoice therefor. The construction of the initial improvements to the Premises shall be governed by the terms of Exhibit B attached hereto and not by the terms of this Section
11.1. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval to construct Alterations. If Landlord does not approve Tenant's proposed Alterations, Landlord shall notify Tenant of such disapproval in writing and shall specify with reasonable specificity the reasons for such disapproval and the changes to the proposed Alterations that Landlord reasonably requires in order to grant its approval. Landlord's approval of the plans, specifications (and working drawings, if reasonably requested by Landlord for Alterations necessitating such working drawings) for Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with Applicable Laws. If Landlord does not respond within ten (10) business days to Tenant's written request for Landlord's approval, then Landlord shall be deemed to disapprove such request; provided, however, if Landlord has not responded to Tenant's written request within such ten (10) business day period, Tenant may give Landlord an additional written request containing the following phrase (or a phrase substantially similar to the following phrase) on page 1 of such additional request in capital letters and 12-point boldface type (in the absence of which it shall not be deemed validly delivered to Landlord) "YOUR FAILURE TO APPROVE OR DISAPPROVE OF THE MATTERS REQUESTED IN THIS NOTICE WITHIN TEN (10) BUSINESS DAYS SHALL CONSTITUTE YOUR APPROVAL THEREOF," and if Landlord does not respond to such request within such additional ten (10) business day period, then Landlord shall be deemed to have approved such request. Tenant shall reimburse Landlord for all costs which Landlord incurs in responding to Tenant's request and reviewing Tenant's plans and specifications (and working drawings, if applicable) including any costs or expenses that Landlord may incur in having outside architects and engineers review said matters (such costs not to exceed Two Thousand Five Hundred Constant Collars ($2,500.00) for cosmetic, non-structural Alterations in the Premises initially leased hereunder only), together with a fee in the amount of four percent (4%) of the total hard costs of construction and installation of the Alterations. All Alterations shall be diligently constructed to completion and shall be completed at Tenant's expense, in compliance with all Applicable Laws, in strict accordance with any design or construction procedures reasonably established by Landlord for the Building and/or the Project and in a good and workmanlike manner. Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of Alterations, and such other insurance as Landlord may require of Tenant or its contractors. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work. Except as provided in Section 11.2, all Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord.

         11.2 Removal of Tenant's Property and Alterations. All Utility Installations and articles of movable personal property installed in the Premises by or for the account of Tenant (except for ceiling and related fixtures, HVAC equipment and floor coverings), and that can be removed without structural or other damage to the Premises or the Building (collectively, "TENANT'S PROPERTY") shall be and remain

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the property of Tenant and may be removed by it at any time during the Term; provided, however, that any equipment or other property for which Landlord has granted any allowance or credit to Tenant or which is a replacement for items originally provided by Landlord at Landlord's expense shall not be considered Tenant's Property, and provided further that Landlord, in Landlord's sole discretion, shall have the right to reserve ownership of any telecommunications cabling and/or conduit installed by Tenant. Upon the expiration or earlier termination of this Lease, Tenant shall have removed from the Premises all of Tenant's Property except such items as the parties have agreed are to remain and to become the property of Landlord and, upon the request of Landlord, Tenant, at its sole cost and expense, shall also remove any Alterations designated in writing by Landlord at the time Landlord gave its consent for the construction/installation of such Alterations (provided that Tenant requested Landlord's consent for such Alterations and if Tenant did not request such consent, Tenant, at its sole cost and expense, shall remove any Alterations designated by Landlord upon the expiration or earlier termination of this Lease to be removed, and except for any data and telephone cable and/or conduit, of which Landlord may require removal upon the expiration or earlier termination of this Lease). If Landlord requires any such removal, Tenant shall be given a reasonable period of time after any early termination of this Lease in which to accomplish such removal and repair, but in no event shall such removal and repair period extend for more than fifteen (15) days after such early termination and provided that Tenant shall pay to Landlord, no later than ten
(10) days after Landlord's invoice, the Base Rent specified in Section 21.8(a) below for Tenant's use of the Premises during such removal/repair period. Tenant shall repair or pay the cost of repairing any damage to the Premises or the Project resulting from such removal. Tenant's obligations under this Section
11.2 shall survive the termination of this Lease. Any items of Tenant's Property which shall remain in the Premises after the Expiration Date or earlier termination of this Lease may, at the option of Landlord, be deemed abandoned and in such case may either be retained by Landlord as its property or be disposed of, without accountability, at Tenant's expense in such manner as Landlord may reasonably deem fit.

         11.3 Liens. Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days' prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed (by bonding or otherwise) within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be reasonably necessary to remove such lien and Tenant shall pay Landlord the amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

         11.4 Remodel. Landlord reserves the right, at any time , to make alterations, additions, repairs or improvements to or in, or to increase or decrease the size or area of, all or any part of the Building or the Project and the fixtures and equipment therein including, without limitation, the HVAC, plumbing, electrical, fire protection, life safety, security and other mechanical, electrical and communications systems of the Premises, the Building and the Project (collectively, the "BUILDING SYSTEMS"); provided that any such alterations, additions, repairs, improvements or increases/decreases in the size of the Building or the Project shall not materially and adversely affect Tenant's use and enjoyment of the Premises or materially increase Tenant's costs under this Lease.

12. USE. The Premises shall be used only for the Permitted Use set forth in the Basic Lease Information and for no other use (including laboratory use) without Landlord's prior written consent, which consent may be granted or denied in Landlord's commercially reasonable discretion, and Tenant shall not cause or permit, nor allow any of Tenant Parties to cause or permit, any hazardous materials (as defined under Applicable Laws, as defined below) to be brought upon, stored, manufactured, recycled, disposed or used in, on, under or about the Premises, the Building, the Common Facilities or any other portion of the Project. Tenant's use of the Premises shall be in compliance with and subject to all laws, codes, ordinances, statutes, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and other governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project or any portion thereof or the use or operation thereof, whether now existing or hereafter enacted, as the same may be amended from time to time, and all covenants, conditions and restrictions of record, including the CC&Rs and any supplement thereto, now or hereafter recorded in any official or public records that are applicable to the Project or any portion thereof ("APPLICABLE LAWS"). Tenant shall be responsible for obtaining any permit, business license, certificate of occupancy, or other permits or licenses required by any governmental agency permitting Tenant's use or occupancy of the Premises (except that Landlord shall obtain all necessary permits or licenses with respect to the base, shell and core of the Premises to be delivered to Tenant pursuant to Exhibit "B" attached hereto). Tenant shall comply with the rules and regulations (the "RULES AND REGULATIONS") attached hereto as Exhibit C, together with such additional and/or modifications to such Rules and Regulations as Landlord may from time to time prescribe; provided, however, that no such additional or modified Rules and Regulations shall have any material adverse impact on Tenant's use and enjoyment of the Premises or materially increase Tenant's costs to conduct business in the Premises.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Facilities or any other portion of the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger Landlord or any third party, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Landlord shall not be responsible for non-compliance by any other tenant or occupant with, or Landlord's failure to enforce, any of the Rules and Regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or any other portion of the Project.

13. SIGNS. Provided Tenant is not in default under this Lease, Tenant shall be entitled to, at Tenant's sole cost and expense and subject to the provisions of this Section 13, (a) Building-standard signage on the Building lobby directory and (b) one strip on the Building's monument sign (at a location to be determined by Landlord and in a size to be determined by Landlord based equitably on the square footage of the Premises in relation to the square footage of the premises of other tenants designated on such sign) identifying the name of the original Tenant signing this Lease or any Affiliated Assignee; provided that the name of any such Affiliated Assignee is not an "Objectionable Name," as that term is defined below. In addition, should the name of the Tenant originally signing this Lease change, Tenant shall be entitled to modify, at Tenant's sole cost and expense, Tenant's signage to reflect Tenant's new name, but only if Tenant's new name is not an "Objectionable Name." The term "OBJECTIONABLE NAME" shall mean any name that relates (i) to an entity that is of a character or reputation, or is associated with a political orientation or faction that is materially inconsistent with the quality of the Project, or that would otherwise reasonably offend a landlord of a building or project comparable to the Project, taking into consideration the level and visibility of Tenant's signage, or (ii) conflicts with any covenants in other leases of space in the Building or the Project. In connection with Section 13(b) hereinabove, Landlord agrees that only in the event Landlord allows other tenants that lease approximately the same number of square feet in the Building as Tenant leases hereunder to place their logo and/or personalized typeface on the Building's monument sign, Tenant shall be entitled to place its logo and/or personalized typeface thereon, provided that such logo and/or typeface shall be subject to Landlord's approval as further provided in this Section 13. All signs and graphics of every kind visible in or from public view or corridors, the Common Facilities or the exterior of the Premises, whether located inside or outside the Premises, Building or Project, shall be subject to Landlord's prior written approval, which approval may be given or withheld in Landlord's commercially reasonable discretion, and shall be subject to all Applicable Laws and in compliance with Landlord's signage program. Landlord hereby consents to the design and specifications for Tenant's standard corporate name and Landlord further agrees that, subject to all Applicable Laws and Landlord's signage program, such name may be used for all Tenant signage in accordance with this
Section 13. For purposes hereof, the term "SIGNS AND GRAPHICS" includes, without limitation, all signs, designs, monuments, logos, banners, projected images, pennants, decals, advertisements, pictures, notices, lettering, graphics and decorations. Tenant shall keep all such signs and graphics in good condition and repair during the Term and shall remove all such signs and graphics before the termination of this Lease. Such installations and removals shall be made in such manner, to the extent reasonably practicable, as to avoid injury or defacement of the Premises or the Project and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal. Subject to the requirements of Applicable Laws, any signs and graphics that are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as otherwise provided herein, Tenant may not install any signs and graphics on the exterior or roof of the Building, the Common Facilities or other portions of the Project. Any signs and graphics, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior written approval of Landlord, in accordance with this
Section 13.

14. DAMAGE AND DESTRUCTION.

         14.1 Landlord's Obligation to Rebuild. If the Premises and/or the Building are damaged or destroyed, Landlord shall promptly and diligently repair or restore the Premises and/or the Building subject to the provisions of this
Section 14 unless Landlord or Tenant duly and timely elects, if so entitled pursuant to this Section 14 to terminate this Lease by written notice to the other party. Landlord's obligation, should Landlord elect or be obligated to repair or rebuild, shall be limited to the shell of the Building, the Building first floor lobby, all Common Facilities reasonably required for Tenant's access to and use of the Premises, and any improvements, additions or alterations constructed in the Premises; provided, however that Landlord shall not be obligated to repair or rebuild any such improvements, additions or alterations in the Premises that are in excess of Building-standard unless Tenant pays to Landlord, within ten (10) days after Landlord's invoice therefor and prior to Landlord's commencement of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any such repairs or rebuilding, all costs for such repairs or rebuilding. Tenant, at its sole cost and expense, shall replace or fully repair Tenant's Property to the extent deemed necessary or desirable.

         14.2 Landlord's Right to Terminate. Landlord shall have the option to terminate this Lease if the Premises or the Building is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, if (i) Landlord reasonably determines that there are insufficient insurance proceeds to pay all of the costs of the repair or restoration, (ii) the holder of any indebtedness secured by the Building or all or any portion of the Premises requires that the insurance proceeds be applied to such indebtedness, or (iii) Landlord reasonably determines that the repair or restoration of the Premises or the Building cannot be completed within three hundred (300) days after the date of the issuance of permits for the necessary repair or restoration of the portion of the Building or Premises which was damaged. If Landlord elects to exercise the right to terminate this Lease as a result of a casualty, Landlord shall exercise the right by written notice to Tenant of its election to terminate this Lease within forty-five (45) days after the date Landlord learns of the necessity for repairs as a result of the casualty, in which event this Lease shall terminate fifteen (15) days after the date of the notice, provided that Tenant shall be given a reasonable period of time thereafter to remove its property from the Premises but in no event shall such removal period extend for more than fifteen (15) days after such early termination and provided that Tenant shall pay to Landlord, no later than ten
(10) days after Landlord's invoice, the Base Rent specified in Section 21.8(a) below for Tenant's use of the Premises during such removal period.

         14.3 Tenant's Right to Terminate. Tenant shall have the option to terminate this Lease if the Premises or the Building is destroyed or damaged by fire or other casualty to an extent that materially and adversely impacts Tenant's use and enjoyment of the Premises, regardless of whether the casualty is insured against under this Lease, and Landlord reasonably determines that the repair or restoration of the Premises or the Building cannot be substantially completed within three hundred (300) days after the date of the issuance of permits for the necessary repair or restoration of the portion of the Premises which was damaged. Within thirty (30) days after Landlord learns of the necessity for repairs as a result of the casualty, Landlord shall notify Tenant in writing ("REPAIR NOTICE") as to Landlord's determination of the number of days required to repair or restore the Premises after the receipt of such permits. If Tenant elects to exercise its right to terminate this Lease as a result of a casualty, Tenant shall exercise the right by written notice to Landlord within fifteen (15) days after delivery of the Repair Notice, in which event this Lease shall terminate fifteen (15) days after the delivery of Tenant's termination notice. Except as otherwise expressly provided in this
Section 14.3, Tenant waives all rights it may have to terminate this Lease as a result of damage to the Premises or Building pursuant to rights presently or hereafter accorded by law, equity or otherwise.

         14.4 Abatement of Rent; Tenant's Fault. If the Premises are damaged or destroyed by other than Tenant's or a Tenant Parties' negligence or willful or criminal misconduct, the Base Rent shall be temporarily abated proportionately to the degree the Premises are rendered untenantable as a result of the damage or destruction. Such abatement shall commence on the date of the damage or destruction and shall continue through the period required by Landlord to substantially complete the repair and restoration of the Premises or until such time as the Premises are tenantable for the operation of Tenant's business, whichever is earlier. Except for the rent abatement provided above or as otherwise provided in this Lease, Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Property or any inconvenience occasioned by any damage, repair or restoration. If the Premises or any portion of the Building is damaged as a result of the negligence or willful or criminal misconduct by Tenant or any Tenant Parties, Base Rent shall not be abated during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair necessitated thereby to the extent such cost is not covered by insurance proceeds received by Landlord.

         14.5 Damage Near End of Term. In addition to Landlord's right to terminate this Lease under Section 14.2, Landlord shall have the right to terminate this Lease upon thirty (30) days' prior written notice to Tenant if the Premises or Building is damaged or destroyed during the last twelve (12) months of the Term and Landlord reasonably determines that the repair or restoration of the Premises or the Building cannot be completed within thirty
(30) days after the date Landlord learns of the necessity for repairs as a result of the casualty. Landlord shall notify Tenant in writing of its election to terminate this Lease under this Section 14.5, if at all, within forty-five
(45) days after the date of the casualty. If Landlord does not elect to terminate this Lease pursuant to this Section 14.5, the repair of the Premises or Building shall be governed by Section 14.1.

         14.6 Insurance Proceeds. If this Lease is duly terminated pursuant to this Section 14, Landlord may keep all the insurance proceeds resulting from the damage, and Tenant does hereby assign to Landlord and agrees to deliver to Landlord the proceeds of Tenant's insurance policies covering the Tenant Improvements, any Alterations and any other installation or property located in the Premises that is to become Landlord's property upon the expiration or earlier termination of this Lease (or the proceeds that would have been available to Tenant [and, in turn, to Landlord] had Tenant properly maintained the insurance required to be carried on such property pursuant to this Lease). Any insurance proceeds from

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant's insurance policies not otherwise due and payable to Landlord under the foregoing sentence shall be and remain the property of Tenant.

15. EMINENT DOMAIN.

         15.1 Total Condemnation. If the entire Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("CONDEMNED"), this Lease shall terminate as of the earlier of the date title vests in the condemning authority or the date an order of immediate possession is issued, and Rent shall be adjusted to the date of termination.

         15.2 Partial Condemnation. If only a portion of the Premises or the Building is Condemned and such partial condemnation materially and adversely impacts Tenant's ability to use and enjoy the Premises for the conduct of Tenant's business, Landlord shall have the option of either (i) relocating Tenant to comparable space within the Building reasonably acceptable to Tenant or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or the date an order of immediate possession is issued, and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially and adversely impact Tenant's ability to use and enjoy the Premises for the conduct of Tenant's business, Landlord shall fully and promptly restore the Premises and the Building to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession, Rent shall be reasonably and equitably prorated.

         15.3 Award. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, that Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with any taking of Tenant's Property and for costs in moving Tenant's Property to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment. Tenant hereby waives any rights at law or equity now or hereafter existing to terminate this Lease as a result of a condemnation except to the extent expressly granted herein.

         15.4 Temporary Condemnation. Upon a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation with respect to the Premises except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of such temporary taking by the condemning authority and any such award shall be distributed in accordance with
Section 15.3 above. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

16. DEFAULT.

         16.1 Events of Default. The occurrence of any of the following events shall, at Landlord's option, constitute an "EVENT OF DEFAULT":

                  16.1.1 Failure to pay Rent within three (3) days after Landlord's written notice to Tenant that such payment is due;

                  16.1.2 Failure to perform any of Tenant's covenants and obligations hereunder (other than a default described in Sections 16.1.1, 16.1.3, 16.1.4, 16.1.5, 16.1.6, and 16.1.7) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant promptly commences the cure within ten (10) days after receipt of notice and diligently and continuously prosecutes such cure to completion;

                  16.1.3 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within ninety
(90) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant's taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  16.1.4 Knowingly making any material misrepresentation by Tenant or any successor-in-interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or any Mortgagee pursuant to this Lease;

                  16.1.5 Tenant's failure to comply with the provisions contained in Section 19; r

                  16.1.6 Any assignment by Tenant of its interest in this Lease or sublease by Tenant of all or any portion of the Premises in violation of the provisions contained in Section 18; or

                  16.1.7 Tenant's failure to deliver the Letter of Credit by May 15, 2001, which failure is not cured within five (5) days following written notice thereof to Tenant.

         16.2 Notice. Any notice required to be given by Landlord under this Lease in connection with a default by Tenant hereunder shall be in lieu of, and not in addition to, any notice required under Section 13-40.104 of the Colorado Revised Statutes (1999). Tenant shall pay to Landlord the amount of Five Hundred Constant Dollars ($500.00) for each notice of default given to Tenant under this Lease, which is the amount the parties reasonably estimate will compensate Landlord for the cost of giving such notice of default.

         16.3 Remedies. Upon the occurrence of any Event of Default, if such Event of Default has not been cured within any applicable grace or cure periods provided hereunder, Landlord shall have all rights and remedies available at law and/or in equity, including the following:

                  16.3.1 Termination. Landlord shall have the right to terminate this Lease by written notice to Tenant and, on the date specified in such notice, this Lease shall terminate.

                           16.3.1.1 Repossession. Following termination, without
prejudice to other remedies Landlord may have, Landlord may: (i) reenter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and/or (iii) remove all personal property therefrom.

                           16.3.1.2 Unpaid Rent. Upon such termination, Landlord
shall have all the rights and remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (i) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (ii) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (iii) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (i) and (ii) above, shall be computed at the Applicable Interest Rate, and as used in (iii) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  16.3.2 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of repairing any damage in the Premises (beyond ordinary wear and tear), remodeling the Premises and like costs to the extent such costs relate to the remainder of the Term hereunder, less any excess Rent or other consideration received or to be received by Landlord in connection with such reletting over the Rent otherwise due and owing from Tenant hereunder. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due provided that Landlord shall credit Tenant's account for all amounts received directly by Landlord in connection with such reletting (less Landlord's expenses incurred in connection with such reletting), which credits Landlord may apply monthly or otherwise and which credits may be reflected on invoices to Tenant for remaining amounts due or may be reflected in a lump sum payment to Tenant within thirty (30) days after the termination of this Lease. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. If Landlord relets the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord under this Lease (other than Base Rent,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes); second, all costs, including maintenance, incurred by Landlord in reletting as provided herein; and, third, Base Rent and Tenant's Percentage Share of Operating Expenses and Tenant's Percentage Share of Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in this Section 16 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

         16.4 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

         16.5 Mitigation of Damages. Notwithstanding anything to the contrary contained in this Lease, Landlord shall, but only as may be required under Applicable Law, make commercially reasonable efforts to mitigate its damages in case of any Event of Default by Tenant.

17. DEFAULT BY LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to each Mortgagee of which Tenant has received prior written notice, specifying the nature of the alleged default; provided, however, that if the nature of the obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Tenant agrees to give each Mortgagee, at the same time Tenant delivers written notice to Landlord, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then any Mortgagee shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such Mortgagee has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default). Notwithstanding the foregoing, in no event shall any Mortgagee have any obligation to cure any default of Landlord. "MORTGAGEE" shall mean the holder of any mortgage or deed of trust secured by the Building or the real property on which the Building is located, the master lessor under any master lease affecting the Building or the real property on which the Building is located, and/or the ground lessor under any ground lease affecting the Building or the real property on which the Building is located. If any event of default by Landlord has not been cured within the time periods provided for herein, Tenant shall have all rights and remedies afforded under Applicable Law in connection therewith.

18. ASSIGNMENT AND SUBLETTING.

         18.1 Landlord's Consent Required. Except as otherwise provided herein, Tenant may not voluntarily or by operation of law, sell, assign or otherwise transfer all or any part of its interest in or rights with respect to the Premises or its leasehold or subleasehold estate hereunder (collectively, "ASSIGNMENT"), or (subject to Section 18.9 below) permit all or any portion of the Premises to be occupied by anyone other than itself, its employees, agents, and contractors, or sublet all or any portion of the Premises (collectively, "SUBLETTING") without Landlord's prior written consent in each instance, which shall not be unreasonably withheld, conditioned or delayed. Any sale or transfer of Tenant's stock or other securities through any initial public offering or on any nationally-recognized stock exchange shall not be deemed an Assignment or Subletting hereunder. Under no circumstances shall Tenant mortgage, encumber, pledge or hypothecate this Lease or any interest in the Premises. Without limiting the circumstances in which it may be reasonable for Landlord to withhold its consent to an Assignment or Subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

consent in the following instances: (i) the proposed assignee or subtenant is a governmental agency; (ii) the use of the Premises by the proposed assignee or subtenant would not be permitted under this Lease, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would require increased services by Landlord or would violate any Applicable Law; (iii) the financial condition of the proposed assignee or subtenant does not meet the credit standards applied by Landlord for other tenants under leases in the Project with comparable terms; (iv) the Premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in any other lease of space in the Building or Project; (v) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (vi) the proposed assignment or sublease involves a party who is a tenant in the Building or Project or involves a party with whom Landlord has negotiated for other space in the Building or Project within the six (6) months immediately preceding Tenant's notice to Landlord of a proposed Assignment or Subletting; (vii) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on two (2) or more occasions during the Term; or (viii) in the case of a Subletting of less than the entire Premises, if the Subletting would result in the division of the Premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises.

         18.2 General Provisions. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant (as a consequence of a single transaction or a number of multiple transactions), or the assignment or sale of a substantial portion of the assets of Tenant, whether or not located at the Premises, that does not satisfy the requirements of Section 18.8, shall constitute an Assignment hereunder. Except in the event Landlord elects to terminate this Lease pursuant to Section 18.4 below, no Assignment or Subletting by Tenant shall relieve Tenant or any guarantor of any obligation under this Lease, including Tenant's obligation to pay Rent hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no Assignment or Subletting had been made. Any purported Assignment or Subletting contrary to the provisions of this Lease without Landlord's prior written consent shall be null and void and shall constitute an Event of Default hereunder. The consent by Landlord to any Assignment or Subletting shall not constitute a waiver of the necessity of obtaining Landlord's consent to any subsequent Assignment or Subletting. Landlord may consent to any subsequent Assignment or Subletting, or any amendment to or modification of this Lease with the assignees of Tenant, without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant or any successor of Tenant of any liability under this Lease but such action shall in no event materially increase Tenant's obligations hereunder.

         18.3 Information to be Furnished. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all documents and agreements associated with the Assignment or Subletting, including without limitation, the name and address of the proposed assignee or subtenant, the nature of the business proposed to be carried on in the Premises, the effective date of the Assignment or Subletting (the "TRANSFER EFFECTIVE DATE"), and such financial statements and other documents as Landlord may reasonably require, not later than forty-five (45) days prior to the anticipated effective date of the Assignment or Subletting. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation, not to exceed Two Thousand Five Hundred Constant Dollars ($2,500.00). Tenant shall also pay, in advance, an administrative fee of Five Hundred Constant Dollars ($500.00) for each proposed transfer.

         18.4 Landlord's Election. At any time within fifteen (15) days after Landlord's receipt of Tenant's notice of its proposed Assignment or Subletting and the information specified in Section 18.3, Landlord may, by written notice to Tenant, elect to (i) consent to the proposed Assignment or Subletting by Tenant or (ii) reasonably withhold its consent to the proposed Assignment or Subletting by Tenant (however, if the foregoing fifteen (15) day period will expire prior to the expiration of the thirty (30) day period following Tenant's delivery of the Intention to Transfer Notice pursuant to the following paragraph, then such fifteen (15) day period shall be extended to be coterminous with such thirty (30) day period). If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have disapproved of such Assignment or Subletting. Notwithstanding anything to the contrary contained herein, if Tenant claims that Landlord has unreasonably withheld or delayed its consent under this Section 18 or otherwise has breached or acted unreasonably under this Section 18, Tenant's sole remedies shall be a declaratory judgment and an injunction for the relief sought without monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease.

         Notwithstanding anything to the contrary contained in this Section 18.4, if Tenant contemplates a proposed Assignment of its entire interest in this Lease or the Subletting of the entire Premises, then

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant shall give Landlord notice (the "INTENTION TO TRANSFER NOTICE") of such contemplated transfer (whether or not the contemplated transferee or the terms of such contemplated transfer have been determined). The Intention to Transfer Notice shall specify the contemplated date of commencement of the contemplated transfer, which shall not be earlier than thirty (30) days following Landlord's receipt of the Intention to Transfer Notice (the "CONTEMPLATED EFFECTIVE DATE"). Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after Landlord's receipt of the Intention to Transfer Notice, to terminate this Lease and release Tenant and any guarantor hereunder from all obligations first occurring under this Lease as of the Contemplated Effective Date (except those obligations that expressly survive the expiration or earlier termination of this Lease). If Landlord declines, or fails to elect in a timely manner to terminate this Lease under this Section 18.4 within such thirty (30) day period, then, provided Landlord has consented to the proposed transfer, Tenant shall be entitled to proceed with the proposed transfer and Landlord shall not have any right to recapture with respect to any transfer thereof consummated within a period of six (6) months (the "SIX MONTH PERIOD") commencing on the expiration of such thirty (30) day period; provided, however, that any such transfer shall be subject to other terms of this Section 18. If such a transfer is not so consummated within the Six Month Period (or if a transfer is so consummated, then upon the expiration of the term of any transfer consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect to any proposed Assignment of its entire interest in this Lease or any Subletting of the entire Premises.

         18.5 Termination. If Landlord elects to terminate this Lease pursuant to Section 18.4 above, this Lease shall terminate effective as of the Contemplated Effective Date and Tenant and any guarantor shall be released from all obligations first accruing under the Lease as of such Contemplated Effective Date (except those obligations that expressly survive the expiration or earlier termination of this Lease).

         18.6 Bonus Rental. If Tenant receives rent or other consideration in connection with any Assignment or Subletting in excess of the Rent, or in case of the Subletting of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion (after deducting the reasonable expenses incurred by Tenant for (1) any changes, alterations or improvements to the Premises paid for by Tenant in connection with the transfer, (2) any other out-of-pocket monetary concessions provided by Tenant to the transferee, and (3) any brokerage commissions and/or reasonable attorneys' fees paid for by Tenant in connection with the transfer), Tenant shall pay Landlord fifty percent (50%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. If Tenant is in default hereunder, Landlord may, without waiving any rights or remedies, collect rent from the subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence.

         18.7 Executed Counterparts. No permitted Assignment or Subletting shall be effective until there has been delivered to Landlord a written counterpart of the assignment agreement or sublease reasonably satisfactory in form and substance to Landlord in which the assignee or subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the Assignment or Subletting.

         18.8 Permitted Transfers. The term "AFFILIATE" shall mean (i) any entity that is controlled by, controls or is under common control with, Tenant or (ii) any entity that merges with, is acquired by, or acquires Tenant through the purchase of stock or assets, and where the net worth of such entity (as to (i) above) and the net worth of the surviving entity (as to (ii) above) as of the date such transfer or transaction, as applicable, is completed is not less than [*] Constant Dollars [*], except in the event of any transaction pursuant to (ii) above in which (a) Tenant is not the surviving entity, and (b) the net worth of the surviving entity is less than Tenant's net worth immediately prior to such transaction calculated under generally accepted accounting principles, in which case the net worth of the surviving entity as of the date such transaction is completed shall not be less than [*] Constant Dollars [*]. Notwithstanding anything to the contrary contained in this Section 18, an Assignment or Subletting of all or a portion of the Premises to an affiliate ("AFFILIATE") of Tenant shall not be deemed a transfer requiring Landlord's consent under this Section 18, provided that (1) Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate (including evidence of the assignee's assumption of Tenant's obligations under this Lease in the event of an assignment), (2) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, and (3) such assignment or sublease does not cause Landlord to be in default under any existing lease at the Building or Project. An assignee of Tenant's entire interest in this Lease pursuant to the immediately preceding sentence may be referred to herein as an "AFFILIATED ASSIGNEE." "CONTROL," as used in this Section 18.8, shall mean the ownership, directly or indirectly, of greater than fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of greater than fifty percent (50%) of the voting interest in, an entity

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         18.9 Permitted Occupants. Notwithstanding the provisions of Section
18.1 above, Tenant may allow any Affiliate, or any person or company that is an agent or contractor of Tenant to occupy certain portions of the Premises for the primary purpose of furthering the business conducted by Tenant at the Premises without such occupancy being deemed an Assignment or Subletting and without Landlord's consent (for purposes of this Section 18.9 each such person or company is referred to as an "OCCUPANT"), provided the following conditions are satisfied: (a) such occupancy is not a subterfuge to avoid the provisions of
Section 18.1 concerning an Assignment or Subletting; (b) Tenant shall have provided Landlord with the name and address of the Occupant and a copy of the agreement, if any, under which such Occupant is occupying the Premises prior to such Occupant's occupancy of the Premises; and (c) the aggregate amount of rentable square feet occupied by all Occupants in the Premises does not, at any one time, exceed twenty percent (20%) of the total rentable square feet in the Premises. If an occupancy does not satisfy all of the foregoing conditions, then such occupancy shall constitute a Subletting and shall be subject to the provisions of Section 18.1.

19. ESTOPPEL, ATTORNMENT AND SUBORDINATION.

         19.1 Estoppel. Within ten (10) days after request by Landlord, Tenant shall deliver to any Mortgagee, proposed Mortgagee, proposed purchaser and/or Landlord an estoppel certificate duly executed (and acknowledged if required by Landlord or any Mortgagee, proposed Mortgagee or proposed purchaser), in the form attached hereto as Exhibit E, or in such other form as may be reasonably acceptable to any existing or proposed Mortgagee or purchaser which form may include some or all of the provisions contained in Exhibit E, to the extent the certifications contained in such form are true and within the knowledge of Tenant. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder unless Tenant delivers such statement within five
(5) days after Landlord's written notice to Tenant of such failure, and shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one month's Base Rent has been paid in advance. If any Mortgagee or proposed Mortgagee should require that this Lease be amended (except as will materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant and Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the required Lease amendment.

         19.2 Subordination. This Lease shall be subject and subordinate to all present and future ground leases, master leases and underlying leases, and to the lien of all mortgages, deeds of trust and other encumbrances now or hereafter in force against the Building, or any part thereof, or Landlord's interest therein, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages, deeds of trust or other encumbrances, all without the necessity of Tenant's executing any further instrument to effect such subordination, unless the holders of such mortgages, deeds of trust or other encumbrances, or the lessors under such ground leases, master leases or underlying leases, require that this Lease be superior thereto. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days following request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary or as may be reasonably required by any Mortgagee or proposed Mortgagee to evidence or confirm the subordination or superiority of this Lease to any such mortgages, deeds of trust, ground leases, master leases or underlying leases, Tenant's failure to deliver said documentation in such time period shall be an Event of Default hereunder. As a condition precedent to this Lease being subject and subordinate to any future ground leases, master leases and underlying leases, and to the lien of any future mortgages, deeds of trust and other encumbrances hereafter in force against the Building, Landlord shall have delivered to Tenant a commercially reasonable non-disturbance agreement in favor of Tenant.

         19.3 Attornment. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease, and shall attorn to, any person succeeding to the interest of Landlord in the Building or the land upon which the Building is located upon any foreclosure of any mortgage or deed of trust upon the Building or the land upon which the Building is located, upon the execution of any deed in lieu of foreclosure with respect to any deed of trust encumbering the Building or such land, or upon the expiration or termination of any ground lease, master lease or underlying lease encumbering the Building or such land, if requested to do so by such successor or lienholder or ground lessor, master lessor or underlying lessor. If requested, Tenant shall execute and deliver a commercially reasonable instrument or instruments confirming its attornment as provided for herein. Notwithstanding anything to the contrary contained herein, as a condition precedent to Tenant's agreement to attorn to any holder of a superior ground lease, master lease, underlying lease, mortgage, deed of trust or other encumbrance, Tenant shall have received a commercially reasonable non-disturbance agreement in favor of Tenant.

20. RELOCATION. Landlord shall have the right, upon reasonable prior notice to Tenant, to require Tenant to relocate the Premises to other substantially similar premises in the Building designated by Landlord. If such relocation becomes necessary, Landlord agrees that it will pay Tenant's reasonable

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

expenses for architectural fees and construction costs to build tenant improvements comparable to those located in the original Premises; and relocation of Tenant's fixtures and equipment, telephone and utility services. Landlord and Tenant agree to adjust the rental, to the extent necessary, to reflect any increase or decrease in the aggregate number of rentable square feet contained in such substitute premises. Notwithstanding anything to the contrary contained herein but provided that (a) Tenant leases and occupies space in the Building that contains at least one-half (1/2) the number of rentable square feet as Tenant initially leases hereunder (as such initial square footage number may be adjusted pursuant to Section 2.1 above) and (b) Tenant has a net worth, as determined in accordance with generally accepted accounting principles, of at least [*] Constant Dollars [*], Landlord shall not exercise its relocation right under this section 20 as to the original Tenant or an Affiliated Assignee hereunder only (i.e., Landlord's covenant to not relocate the original Tenant, provided the conditions of this Section 20(a) and (b) above are met, shall be personal to the original Tenant and may not be assigned or otherwise transferred except to an Affiliated Assignee and any other transfer of Tenant's interest shall be subject to Landlord's right to relocate the Tenant under this Section
20).

21. MISCELLANEOUS.

         21.1 General.

                  21.1.1 Entire Agreement. This Lease and the Exhibits hereto set forth all the agreements between Landlord and Tenant concerning the Premises and there are no agreements either oral or written other than as set forth herein.

                  21.1.2 Time of Essence. Time is of the essence of this Lease.

                  21.1.3 Attorneys' Fees. In any action or proceeding which either party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

                  21.1.4 Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

                  21.1.5 Law. This Lease shall be construed and enforced in accordance with the laws of the State of Colorado.

                  21.1.6 No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises. This document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

                  21.1.7 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and shall be binding upon and, subject to compliance with the terms of Section 18, inure to the benefit of the successors and assigns of Tenant.

                  21.1.8 Third Party Beneficiaries. Nothing herein is intended to create any third party beneficiaries.

                  21.1.9 Memorandum of Lease. Tenant shall not record this Lease or a short form memorandum hereof.

                  21.1.10 Agency, Partnership or Joint Venture. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

                  21.1.11 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not constitute a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                  21.1.12 Headings. Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

         21.2 Waiver. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision of this Lease shall be effective unless in writing and signed by

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same covenant.

         21.3 Financial Statements. Tenant shall provide to any Mortgagee, purchaser, potential Mortgagee or purchaser, and/or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information or tax returns as may be reasonably requested by Landlord, any existing or proposed Mortgagee, and/or any purchaser or any lender of such purchaser; provided, however, that Landlord may not request such information from Tenant more than once in any calendar year (except as may be more frequently required in connection with any sale or financing of the Building or Project). Further, with regard to any such financial statements and related documents conspicuously marked "confidential" by Tenant, Landlord agrees to use commercially reasonable efforts to prevent disclosure of any financial statements and related documents so marked to parties other than (a) Landlord's employees, agents, outside financial or legal consultants, Mortgagee(s) and/or lender(s) who have a reasonable need to access such financial statements or related documents, (b) any prospective purchasers of the Building or Project and their employees, agents, financial or legal consultants, and/or lender(s) who have a reasonable need to access such financial statements or related documents or (c) as required by Applicable Laws. In no event shall Tenant be required to disclose any information or statements in violation of applicable securities laws or other Applicable Laws and in no event shall Landlord be liable to Tenant in connection with any "confidential" information provided to Landlord by Tenant.

         21.4 Limitation of Liability. The obligations of Landlord under this Lease are not personal obligations of the individual members, managers, partners, directors, officers, shareholders, agents or employees of Landlord and Tenant shall look solely to Landlord's interest in the Building (including, without limitation, any insurance proceeds, condemnation proceeds, accounts, claims, causes of action, personal property, contracts, leases, and other assets of Landlord solely related to the Building or Project) for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, managers, partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest in the Building, provided that the transferee of Landlord's interest agrees in writing to be bound by all of the terms and conditions of the Lease arising after the date of the transfer, Landlord shall be automatically released from further performance under this Lease arising from and after the date of transfer and from all further liabilities and expenses hereunder arising from and after the date of transfer, and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder arising from and after the date of such transfer. Nothing contained herein shall be construed to release Landlord from liabilities hereunder that accrued or that arose prior to the date of any such transfer.

         21.5 Notices. All notices to be given hereunder shall be in writing and sent via a method capable of being traced (mailed postage prepaid by USPS certified or registered mail, return receipt requested, or delivered by a nationally-recognized overnight delivery service (e.g., Federal Express, UPS)), or sent by facsimile, electronically confirmed (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address set forth in the Basic Lease Information or to such other place as Landlord or Tenant may designate in a written notice given to the other party or, in the case of Tenant, delivered to Tenant at the Premises. Notices shall be deemed served upon the first attempted delivery by the U.S. Postal Service, the courier or a nationally recognized overnight delivery service, or upon receipt of the facsimile before 5 p.m. on any business day, or, if receipt is after 5 p.m., on the next business day.

         21.6 Commission. Landlord shall pay a brokerage commission to Tenant's Broker specified in the Basic Lease Information in accordance with a separate agreement between Landlord and Tenant's Broker. Landlord shall have no further or separate obligation for payment of any commissions or fees to any other broker or finder. Subject to the first sentence of this Section 21.6, Tenant agrees to indemnify and hold harmless Landlord from any claims, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

         21.7 Authorization. Each individual executing this Lease on behalf of the respective parties represents and warrants that to the best of his or her respective knowledge, he or she is duly authorized to execute and deliver this Lease on behalf of such party and that such execution is binding upon such party.

         21.8 Holding Over/Surrender. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall be considered to be at sufferance only, at a rent equal to (a) for the first thirty (30) days after such expiration, the Base Rent in effect immediately preceding the expiration and (b) thereafter, one hundred fifty percent (150%) of the Base Rent in effect immediately

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

preceding the expiration and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold harmless Landlord from and against all loss or liability proximately resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, lost profits and any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions. Subject to the terms and conditions hereof, upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

         21.9 Confidentiality. Tenant acknowledges that the economic terms of this Lease are confidential information. Tenant shall use commercially reasonable efforts to keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than (a) Tenant's Architect, Tenant's financial, legal and space planning consultants and any proposed subtenants or assignees and/or (b) as may be required by Applicable Laws.

         21.10 Covenants and Conditions. Each provision to be performed by a party hereunder shall be deemed to be both a covenant and a condition.

         21.11 Use of Name, Filming and Photographs of Project. Tenant acknowledges and agrees that the names Catellus, CirclePoint Corporate Center, and all variations thereof, are proprietary to Landlord. Tenant shall not use any such name or any variation thereof or identify Landlord in any promotional advertising or other promotional materials to be disseminated to the public or any portion thereof or use any trademark, service mark, trade name or symbol of Landlord or that is associated with it, without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant may use the term "CirclePoint Corporate Center" only to identify the location of the Premises. Further, Tenant shall not film or photograph the Premises, Building or Project (or allow or permit any third party to so film or photograph) without Landlord's prior written consent, which, consent in Landlord's sole and absolute discretion, may be withheld, or conditioned upon Tenant's payment of a fee.

         21.12 Force Majeure. If either party is delayed in the performance of any obligation hereunder, except for the payment of money, by reason of a Force Majeure Event, then the performance of the obligation shall be excused for the period of the delay and the period for performing the obligation shall be extended for a period equivalent to the period of the delay. Nothing contained in this Section shall excuse Tenant from the obligation to pay Rent when due without regard to the occurrence of any Force Majeure Event, or extend the Commencement Date or the Rent Commencement Date. "FORCE MAJEURE EVENT" shall mean and include any delay caused by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockade, embargo or failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority that are beyond the reasonable control of the party claiming the occurrence of a Force Majeure Event or any other event that is beyond the reasonable control of the party claiming the occurrence of a Force Majeure Event.

         21.13 Constant Dollars. Certain dollar amounts set forth in this Lease are referred to as being Constant Dollars. The term "CONSTANT DOLLARS" shall mean the present value of the dollars to which such phrase refers, and an adjustment shall occur on each anniversary of the Commencement Date as hereinafter set forth. Constant Dollars shall be determined by multiplying the dollar amount to be adjusted by a fraction, the numerator of which is the Current Index Number and the denominator of which is the Base Index Number (as such terms are hereinafter defined). The "Base Index Number" shall be the level of the Index (as hereinafter defined) for the calendar month in which the Commencement Date occurs; the "Current Index Number" shall be the level of the Index for the calendar month in which the adjustment is to take place; and the "Index" shall be the Consumer Price Index - All Urban Consumers (Denver-Boulder-Greeley, CO.) All Items Base 1982-84=100) or any successor index thereto as hereinafter provided. If publication of the Index is discontinued, or if the basis of calculating the Index is materially changed, then Landlord shall substitute for the Index comparable statistics as computed by an agency of the United States Government or, if none, by a periodical or publication of recognized authority closely approximating the result which would have been achieved by the Index.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         21.14 Development of the Project.

                  21.14.1 Subdivision. Tenant acknowledges that the Project has been, or is in the process of being, subdivided. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, within ten (10) days after request by Landlord and in the form reasonably requested by Landlord, any additional commercially reasonable documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith, provided Tenant shall not be required to incur any unreasonable costs, undue burden or diminution of Tenant's rights hereunder in connection therewith.

                  21.14.2 Multiple Ownership. If portions of the Project are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of such portion(s) to provide (i) for reciprocal rights of access, use and/or enjoyment of the Project, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project, (iii) for the allocation of Operating Expenses for Common Facilities, and (iv) for any other matter which Landlord reasonably deems necessary. Tenant agrees that this Lease shall be subordinate to any such agreement, and agrees to execute and deliver, within ten (10) days after request by Landlord, and in the form reasonably requested by Landlord, any additional commercially reasonable documents designated by Landlord to further evidence the subordination of this Lease to such agreement, provided Tenant shall not be required to incur any unreasonable costs, undue burden or diminution of Tenant's rights hereunder as a result thereof, and provided that no such document or agreement shall have any material adverse effect on Tenant's use and enjoyment of the Premises for the conduct of its business.

                  21.14.3 Construction of Project. Tenant acknowledges that portions of the Project may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, and obstruction of access, which are in excess of that present in a fully constructed project. Provided that such levels of noise, dust, and obstruction of access do not commercially unreasonably prevent or impair Tenant's ability to use and enjoy the Premises for the conduct of its business, Tenant hereby waives any and all Rent offsets or claims of constructive eviction which may arise in connection with such construction, and further provided that Landlord shall take all reasonable measures to minimize any interference or disruption to Tenant's use of the Premises.

                  21.14.4 Site Plan. Tenant acknowledges that the purpose of the site plan set forth on Exhibit A-2 is to show the general location of the Building and other proposed improvements within the Project, and is not meant to constitute an agreement, representation or warranty as to the precise location, size or configuration of any of the improvements shown thereon, nor shall it constitute an agreement, representation or warranty that any such improvements will be constructed, except as otherwise expressly provided herein with respect to Landlord's Work.

                  21.14.5 Expansion of Project. Tenant acknowledges that Landlord may from time to time include within the Project additional land by annexing the same into the CC&Rs, whereupon such annexed land will constitute a portion of the Project.

         21.15 Communication Equipment. If Tenant desires to use the roof of the Building to install communication equipment to be used from the Premises in connection with Tenant's business at the Premises only, Tenant may so notify Landlord in writing ("COMMUNICATION EQUIPMENT NOTICE"), which Communication Equipment Notice shall generally describe the specifications for the equipment desired by Tenant. If at the time of Landlord's receipt of the Communication Equipment Notice, Landlord reasonably determines that space is available on the roof of the Building for such equipment, then subject to all governmental laws, rules and regulations, Tenant and Tenant's contractors (which shall first be reasonably approved by Landlord) shall have the right and access to install, repair, replace, remove, operate and maintain one (1) so-called "satellite dish" or other similar device, such as antennae no greater than one (1) meter in diameter, together with all cable, wiring, conduits and related equipment (collectively, "COMMUNICATION EQUIPMENT"), for the purpose of receiving and sending radio, television, computer, telephone or other communication signals, at a location on the roof of the Building designated by Landlord. Landlord shall have the right to require Tenant to relocate the Communication Equipment at any time to another location on the roof of the Building reasonably approved by Tenant. Tenant shall retain Landlord's designated roofing contractor to make any necessary penetrations and associated repairs to the roof in order to preserve Landlord's roof warranty. Tenant's installation and operation of the Communication Equipment shall be governed by the following terms and conditions:

                  (a) Tenant's right to install, replace, repair, remove, operate and maintain the Communication Equipment shall be subject to all governmental laws, rules and regulations and Landlord makes no representation that such laws, rules and regulations permit such installation and operation.

                  (b) All plans and specifications for the Communication Equipment shall be subject to Landlord's reasonable approval.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  (c) All costs of installation, operation and maintenance of the Communication Equipment and any necessary related equipment (including, without limitation, costs of obtaining any necessary permits and connections to the Building's electrical system) shall be borne by Tenant.

                  (d) It is expressly understood that Landlord retains the right to use the roof of the Building for any purpose whatsoever provided that Landlord shall not unduly interfere with Tenant's use of the Communication Equipment.

                  (e) Tenant shall use the Communication Equipment so as not to cause any interference to other tenants in the Building or to other tenants of the Building or with any other tenant's Communication Equipment, and not to damage the Building or interfere with the normal operation of the Building.

                  (f) Landlord shall not have any obligations with respect to the Communication Equipment. Landlord makes no representation that the Communication Equipment will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof of the Building) and Tenant agrees that Landlord shall not be liable to Tenant therefor.

                  (g) Tenant shall (i) be solely responsible for any damage caused as a result of the Communication Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Communication Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and (iii) pay for all necessary repairs, replacements to or maintenance of the Communication Equipment.

                  (h) The Communication Equipment shall remain the sole property of Tenant. Tenant shall remove the Communication Equipment and related equipment at Tenant's sole cost and expense upon the expiration or sooner termination of this Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair the Building upon such removal to the extent required by such work of removal. If Tenant fails to remove the Communication Equipment and repair the Building within fifteen (15) days after the expiration or earlier termination of this Lease, Landlord may do so at Tenant's expense. The provisions of this Section 21.15 shall survive the expiration or earlier termination of this Lease.

                  (i) The Communication Equipment shall be deemed to constitute a portion of the Premises for purposes of Section 9 of this Lease.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

"Landlord"                             CATELLUS DEVELOPMENT CORPORATION,
                                       a Delaware corporation

                                       By:  Catellus Commercial Group, LLC, a
                                            Delaware limited liability company
                                            Its: Agent

                                            By: /s/ Ted Antenucci
                                               ---------------------------------
                                               Name: Ted Antenucci
                                                    ----------------------------
                                               Its:  E.V.P.
                                                   -----------------------------

"Tenant"                               ALLOS THERAPEUTICS, INC.,
                                       a Delaware corporation

                                            By: /s/ Michael E. Hart
                                               ---------------------------------
                                               Name: Michael E. Hart
                                                    ----------------------------
                                               Its:  Chief Financial Officer and
                                                     Sr. VP, Operations
                                                   -----------------------------

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Its:
                                                   -----------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT A-1

                                    PREMISES



                                  [FLOOR PLAN]

                                   EXHIBIT A-2

                                     PROJECT



                                  [FLOOR PLAN]



                                   EXHIBIT A-2

                                    EXHIBIT B

                                   WORK LETTER

         This Work Letter ("WORK LETTER") is attached to the Lease as Exhibit B and incorporated into the Lease by reference. Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Lease.

         1. Landlord's Work. Landlord shall arrange for the construction the Building in the Project in accordance with the plans and specifications described in Schedule 1, attached hereto and incorporated herein by reference (collectively, "LANDLORD'S WORK"), which Landlord's Work shall include construction of the lobby and restrooms located on the second (2nd) floor of the Building, as further detailed on the plans attached hereto as Schedule 2.

         2. Tenant Improvements.

                  2.1 TI Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "TI ALLOWANCE") in the amount of [*] for the costs relating to the initial design and construction of Tenant's improvements that are permanently affixed to the Premises (the "TENANT IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Work Letter in a total amount which exceeds the TI Allowance. Tenant shall not be entitled to any credit for any unused portion of the TI Allowance. The parties hereto agree that, in the event the number of rentable square feet of the Premises is adjusted from 31,228 pursuant to Section 2.1 of the Lease, the TI Allowance shall be reduced or increased (as the case may be) by the product of
(a) Twenty-Eight Dollars ($28.00) and (b) the difference between such adjusted number of rentable square feet in the Premises and 31,228 (and in the event of such increase or reduction, the parties shall promptly execute an amendment to the Lease reflecting such adjusted TI Allowance amount).

                  2.2 Disbursement of the TI Allowance. Except as otherwise set forth in this Work Letter, the TI Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process), only for the following items and costs (collectively, the "TI ALLOWANCE ITEMS"): (a) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 2.3 of this Work Letter (including fees for one "test fit"), and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Working Drawings," as that term is defined in Section 2.3 of this Work Letter; (b) the payment of plan check, permit and license fees relating to construction of the Tenant Improvements; (c) the cost of construction of the Tenant Improvements;
(d) the cost of any changes in the base, shell and core of the Building when such changes are required by the Working Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis) or are otherwise required by Applicable Law as a result of the construction of the Tenant Improvements, such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith; (e) the cost of any changes to the Working Drawings or Tenant Improvements required by Applicable Law; (f) sales and use taxes and/or applicable fees; (g) "Landlord's Supervision Fee," as that term is defined in Section 2.10 of this Work Letter;
(h) all other costs to be expended by Landlord in connection with the construction of the Tenant Improvements; and (i) one-half (1/2) of the costs of the demising walls between the Premises and the Building's second (2nd) floor lobby, which one-half (1/2) of the costs shall not exceed Four Thousand Dollars ($4,000.00). However, in no event shall more than Ninety Thousand Dollars ($90,000.00) of the TI Allowance be used for the items described in (a) above; any additional amount incurred as a result of (a) above shall be deemed to constitute an Over-Allowance Amount.

                  2.3 Building Specifications. Landlord may establish specifications for the Building-standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "BUILDING SPECIFICATIONS"), which shall be available to Tenant upon request. Tenant shall utilize materials and finishes that comply with the Building specifications and Tenant shall not substitute any such materials or finishes without Landlord's prior written consent. Landlord may make changes to the Building Specifications from time to time.

                           2.3.1 Selection of Architect/Working Drawings.
Conditioned upon Landlord's reasonable approval of a contract for services, Tenant shall retain Gray Design (the "ARCHITECT") to prepare the "Working Drawings," as that term is defined in this Section 2.3.1 below. Landlord shall retain Landlord's designated engineering consultants (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, HVAC/lifesafety, electrical, plumbing, and sprinkler work in the Premises. The plans and drawings to be prepared by the Architect hereunder shall be known collectively as the "WORKING DRAWINGS" and the plans and drawings to be prepared by the Engineers hereunder shall be known collectively as the "ENGINEERING DRAWINGS." Notwithstanding that Landlord has retained the Engineers to prepare the Engineering Drawings and that

                                    EXHIBIT B
                                       -1-

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord shall review the Working Drawings required hereunder, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Working Drawings or the Engineering Drawings.

                           2.3.2 Selection of Contractor. Landlord shall also
retain a contractor ("CONTRACTOR") designated by Landlord and reasonably approved by Tenant to construct the Tenant Improvements. The Contractor shall subcontract with Landlord's designated subcontractors for any and all mechanical, electrical plumbing, HVAC/lifesafety, and sprinkler systems. Tenant shall be permitted to participate with Landlord in the process of selecting the Contractor; provided, however, that if Landlord and Tenant have not reasonably agreed on the selection of the Contractor by May 1, 2001, such failure to agree shall be deemed a Tenant Delay as further provided in Section 3.2 below.

                  2.4 Final Space Plan. Tenant and the Architect shall prepare the final space plan for Improvements in the Premises (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval or reasonable disapproval, which approval or reasonable disapproval shall be delivered by Landlord to Tenant no later than five (5) business days after Landlord's receipt of such Final Space Plan. If Landlord reasonably disapproves of any portion of the Final Space Plan, the parties shall meet, within five (5) days after Landlord's disapproval, to agree upon revisions to be made to the Final Space Plan to meet the reasonable satisfaction of Landlord. The Architect shall then revise the Final Space Plan to the form agreed upon in such meeting and Landlord shall then approve or reasonably disapprove the revised Final Space Plan in writing no later than five (5) business days after Landlord's receipt of such revised Final Space Plan. If Landlord shall again reasonably disapprove the revised Final Space Plan, the parties will revise and review the Final Space Plan again in accordance with the procedure set forth above until Landlord's reasonable approval is obtained.

                  2.5 Final Working Drawings. Tenant and the Architect shall complete the architectural drawings for the Premises, and the Architect shall compile a fully coordinated set of architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval or reasonable disapproval, which approval or reasonable disapproval shall be delivered by Landlord to Tenant no later than five (5) business days after Landlord's receipt of such Final Working Drawings. If Landlord reasonably disapproves of any portion of the Final Working Drawings, the parties shall meet, within five (5) days after Landlord's disapproval, to agree upon revisions to be made to the Final Working Drawings to meet the reasonable satisfaction of Landlord. The Architect shall then revise the Final Working Drawings to the form agreed upon in such meeting. Landlord shall then approve or reasonably disapprove the revised Final Working Drawings no later than five (5) business days after Landlord's receipt of such revised Final Working Drawings. If Landlord shall again reasonably disapprove the revised Final Working Drawings, the parties will revise and review the Final Working Drawings again in accordance with the procedure set forth above until Landlord's reasonable approval is obtained.

                  2.6 Approved Working Drawings. The Final Working Drawings approved by Landlord and Tenant and the Engineering Drawings shall be referred to herein collectively as (the "APPROVED WORKING DRAWINGS") and Tenant shall submit the same to the appropriate governmental entities for all applicable building permits necessary to allow the Contractor to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"). If Tenant desires any change, modification or alteration in the Approved Working Drawings, Tenant must first obtain the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings, if such change would directly or indirectly delay the Substantial Completion of the Premises. Prior to commencing any change requested by Tenant to the Approved Working Drawings, Landlord shall prepare and deliver to Tenant, for Tenant's approval, a change order ("CHANGE ORDER") setting forth the additional time required to perform the change and the total cost of such change, which shall include associated architectural, engineering and Contractor's fees. If Tenant fails to approve such Change Order in writing within two (2) business days after such delivery by Landlord, Tenant shall be deemed to have withdrawn the Change Order and Landlord shall not proceed to perform the change but will continue with construction in accordance with the Approved Working Drawings.

                  2.7 Time Deadlines. Tenant shall cooperate with (i) the Architect, the Engineers, and Landlord to complete all phases of the Working Drawings, the Engineering Drawings and the permitting process and Tenant shall exercise its best efforts to obtain the Permits no later than May 15, 2001, and
(ii) the Contractor, for approval of the "Cost Proposal," as that term is defined in Section 2.8, below, in accordance with the dates set forth herein. Tenant shall meet with Landlord on a weekly basis to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings and selection of a contractor as described in this Work Letter are referred to herein as the "TIME DEADLINES." Tenant agrees to comply with the time deadlines.



                                    EXHIBIT B

                  2.8 Cost Proposal. After the Approved Working Drawings are approved by Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all TI Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements (the "COST PROPOSAL"). Landlord does not guaranty the accuracy of the Cost Proposal. Notwithstanding the foregoing, portions of the cost of the Tenant Improvements may be delivered to Tenant as such portions of the Tenant Improvements are priced by Contractor (on an individual item-by-item or trade-by-trade basis), even before the Approved Working Drawings are completed (the "PARTIAL COST PROPOSAL"). Tenant shall either (i) approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same (or, as to a Partial Cost Proposal, within two (2) business days of receipt of the same), or (ii) notify Landlord within five (5) business days after Tenant's receipt of the Cost Proposal (or Partial Cost Proposal, as the case may be) that Tenant desires to revise the Approved Working Drawings to reduce the amount of the Cost Proposal (or Partial Cost Proposal, as the case may be), in which case such changes shall be made to the Approved Working Drawings only in accordance with Section 2.7 above and the revised Working Drawings shall be provided to the Contractor for repricing whereupon Landlord shall revise the Cost Proposal (or Partial Cost Proposal, as the case may be) for Tenant's approval. This procedure shall be repeated until the Cost Proposal (or Partial Cost Proposal, as the case may be) is approved by Tenant. The date by which Tenant has approved the Cost Proposal, or the last Partial Cost Proposal, as the case may be, shall be known hereafter as the "COST PROPOSAL DELIVERY DATE." The total of all Partial Cost Proposals, if any, shall be known as the Cost Proposal.

                  2.9 Over-Allowance Amount. The amount that is equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the TI Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery Date that is not otherwise included within the Cost Proposal) shall be referred to herein as the "OVER-ALLOWANCE AMOUNT." Tenant shall pay to Landlord
(a) one-half (1/2) of such Over- Allowance Amount no later than ten (10) days after the Cost Proposal Delivery Date and (b) the other one-half (1/2) of such Over-Allowance Amount on or before August 15, 2001. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the TI Allowance, and such disbursement shall be pursuant to the same procedure as the TI Allowance. In the event that after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be paid by Tenant to Landlord as an addition to the Over-Allowance Amount as follows:
(1) one-half (1/2) of such additional amount within five (5) days after Landlord's invoice therefor and (2) the remaining one-half (1/2) of such additional amount upon Tenant's receipt of Landlord's written notice that the work to which the change order applies is complete but in no event later than August 15, 2001. In the event any such revisions, changes or substitutions occur after August 15, 2001, Tenant shall pay for such additional amounts within five
(5) days after Landlord's invoice therefor. In addition, upon Landlord's determination of the actual costs incurred by or on behalf of Landlord for the TI Allowance Items, Tenant shall pay Landlord the amount, if any, by which such actual costs exceed the sum of the TI Allowance and the Over-Allowance Amount within fifteen (15) days after being billed therefor, or Landlord may, at its election, require that Tenant deposit with Landlord the full amount of such excess prior to Landlord's delivery of the Premises to Tenant. No portion of the TI Allowance shall be used to pay Tenant or Tenant's agents, contractors or employees, unless and until Landlord's contractors and any other persons and entities employed by or under contract with Landlord have been paid in full.

                  2.10 Landlord Supervision. Landlord shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "LANDLORD SUPERVISION FEE") to Landlord (or its agent) in an amount equal to the product of (i) [*] and (ii) the Over-Allowance Amount.

                  2.11 Contractor's Warranties and Guaranties. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

         3. Completion of the Tenant Improvements; Delivery Date.

                  3.1 Substantial Completion. "SUBSTANTIAL COMPLETION" of the Premises shall occur upon completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any Tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

                  3.2 Delay of Substantial Completion of the Premises. Except as provided in this Section 3, the Delivery Date shall occur as set forth in the Basic Lease Information. If there shall be a delay or there are delays in the Substantial Completion of the Premises (based upon the anticipated date of the occurrence of the Delivery Date as set forth in the Lease) or in the occurrence of any of the other

                                    EXHIBIT B
                                       -3-

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

conditions precedent to the Delivery Date, as set forth in the Lease, as a direct, indirect, partial, or total result of any of the following (collectively, "TENANT DELAYS"): (a) Tenant's failure to comply with the time deadlines (including the failure to obtain the Permits by May 15, 2001 and the failure to agree upon the selection of the Contractor by May 1, 2001); (b) Tenant's failure to timely approve any matter requiring Tenant's approval; (c) a breach by Tenant of the terms of this Work Letter or the Lease; (d) changes in the Final Space Plan or the Final Working Drawings requested by Landlord (but only as such changes are required to preserve the integrity of Landlord's Work or structural portions of the Building) or Tenant after Tenant's initial submission thereof to Landlord; (e) Tenant's request for changes in the Approved Working Drawings (including, without limitation, any changes made in order to reduce the amount of the Cost Proposal (or Partial Cost Proposal, as the case may be); (f) Tenant's requirement for materials, components, finishes or improvements that are not available in a reasonable time (based upon the anticipated Delivery Date) or that are different from, or not included in, the Building Specifications and Tenant's refusal to reasonably accept substitute materials, components, finishes and improvements proposed by Landlord; (g) changes to the base, shell and core of the Building required by the Approved Working Drawings; (h) Tenant's failure to timely deliver the second (2nd) Letter of Credit as required under Section 4.4.1 of the Lease; or (i) any other acts or omissions of Tenant, or its agents, or employees (including Tenant's Architect); then, notwithstanding anything to the contrary set forth in this Lease and regardless of the actual date of the Substantial Completion of the Premises, the date of Substantial Completion and delivery of the Premises to Tenant (for purposes of determining the Delivery Date) shall be deemed to be the date Substantial Completion and delivery of the Premises to Tenant would have occurred if no Tenant Delays, as set forth above, had occurred.

                  3.3 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with, or delay, Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 3.3, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 3.3.

                  3.4 Tenant's Representative. Tenant has designated Rhonda Gardner and Kurt Vanderslice as its sole representatives with respect to the matters set forth in this Work Letter, each of whom shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

                  3.5 Landlord's Representative. Landlord has designated Lance Kitt and Greg Weaver as its sole representatives with respect to the matters set forth in this Work Letter, each of whom, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

                  3.6 Time of the Essence. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of said period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

                  3.7 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an Event of Default as described in
Section 16 of the Lease or this Work Letter has occurred at any time on or before the Substantial Completion of the Premises or if a circumstance exists that with the giving of notice, the lapse of time, or both, would constitute an Event of Default under the Lease, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the TI Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section
3.2 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease.

                  3.8 Tenant's Agents. All of Tenant's agents, contractors, and subcontractors performing work in, or in connection with, the Premises (collectively as "TENANT'S AGENTS"), shall be subject to Landlord's reasonable approval and, if deemed necessary by Landlord to maintain harmony among other labor at the real property or if required by law or any agreement to which Landlord is bound, shall be union labor.

                  3.9 Tenant's Architect's Insurance. Prior to Tenant's Architect performing any services in connection with the Tenant Improvements, the Final Space Plan, or the Working Drawings,



                                    EXHIBIT B

Tenant shall deliver to Landlord certificates evidencing that Tenant's Architect has in force, with insurance companies reasonably acceptable to Landlord, (i) Professional Liability Insurance with limits of not less than Five Million Dollars ($5,000,000) per claim and annual aggregate, with a retention of not more than Fifty Thousand Dollars ($50,000) per claim and an inception date or a retroactive date coinciding with or prior to the earlier of the Effective Date or the date of first performance of Tenant's Architect's services, (ii) Workers Compensation Insurance as required by state and federal statutes with Employer's Liability Insurance with limits of not less than One Million Dollars ($1,000,000) for bodily injury by accident and One Million Dollars ($1,000,000) for bodily injury by disease, (iii) Commercial General Liability Insurance in the amount of not less than One Million Dollars ($1,000,000) per occurrence, One Million Dollars ($1,000,000) annual general aggregate, and (iv) Commercial Automobile Liability Insurance for all owned and non-owned automobiles utilized in connection with the services performed under the Tenant's Architect contract in the amount of not less than One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage combined. All such insurance required by this Section 3.9 shall be maintained for the entire period during which services are performed under Tenant's Architect's contract, with the exception of the Professional Liability Insurance policy which shall be maintained in force for at least one (1) year following Substantial Completion of the Tenant Improvements. Thereafter, during the second (2nd) and third (3rd) years following Substantial Completion of the Tenant Improvements, Tenant's Architect shall maintain Professional Liability Insurance with limits of not less than One Million Dollars ($1,000,000.00) annual aggregate, on a claims made basis, during such second (2nd) and third (3rd) years after Substantial Completion of the Tenant Improvements, so long as such insurance is reasonably available under standard policies at rates comparable to those in effect as of the date of such Substantial Completion. Landlord shall be named as an additional insured on all required Commercial General Liability policies of Tenant's Architect, and the required certificate of insurance shall include an additional insured endorsement ISO form number CG 20 10 11 85, or equivalent, evidencing such additional insured status. All insurance of Tenant's Architect will be primary as respects any insurance of Landlord, which insurance shall be non-contributing.

                  3.10 Insurance Requirements. All of Tenant's Agents shall carry liability and Products and Completed Operation Coverage insurance, each in amounts not less than One Million Dollars ($1,000,000.00) per incident, One Million Dollars ($1,000,000.00) in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Section 9.2 of the Lease, and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as Landlord's contractor, and shall name as additional insureds all mortgagees of the real property or any other party designated by Landlord. All insurance maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder.



                                    EXHIBIT B

                             SCHEDULE 1 TO EXHIBIT B

                        BUILDING PLANS AND SPECIFICATIONS

                                   WESTMINSTER

                          BASE BUILDING CORE AND SHELL

PARKING STALLS:                     Parking is provided at 4.1 spaces per 1,000
                                    square feet of rentable building area.

PARKING LOT LIGHTING:               Parking lot lighting is provided, designed
                                    to supply an average to minimum ratio of approximately 1.0 foot candles/SF.

SITEWORK:                           Asphalt concrete paving in all traffic and
                                    parking areas, concrete curb and gutter per approved development plans.

LANDSCAPING:                        Landscape planting materials and irrigation
                                    of all planting areas per approved
                                    development plans.

BUILDING STRUCTURE:                 Precast concrete frame with precast concrete
                                    floor and roof structure and approximately
                                    4-inch concrete topping slab.

FLOOR LOADING CRITERIA:             Live load is approximately 50 psf in general
                                    office area, with approximately 100 psf at corridor and interior office area immediately adjacent to corridor. Partition load is approximately 20 psf.

CEILING HEIGHTS:                    Clear ceiling heights are approximately
                                    12'-2" feet at ground floor tenant areas, and approximately 9'-2" at floors 2, 3, 4 and 5 tenant areas. Typical structure to structure clearance is approximately 14.5 feet at ground floor 14'-8" from floor to bottom of "T" at ground floor, and 11'- 8" approximately 11.5 feet from floor to bottom of "T" at floors 2, 3, 4 and 5. Clearances may be 12 inches less at beam locations.

BUILDING SKIN:                      Precast architectural concrete spandrel
                                    panels with continuous glazing in between.
                                    Full height glazing at most locations. See elevation drawings for detail.

ROOFING: 60 mil EPDM roof membrane, ballasted, over 2.6" rigid polyisocyanruate board. R-value of 19.

PERIMETER WALLS:                    Perimeter, exterior walls to be insulated
                                    only, no drywall.

CORE SERVICE AREAS:                 1.  Sound attenuation is provided to meet
                                        NC35 levels.

                                    2.  Janitor's closet provided on each floor.

                                    3.  Finished doors provided for all service
                                        rooms.

                                    4.  Door frames to be anodized aluminum for
                                        all core doors.

                                    5.  One drinking fountain location each
                                        floor, with two fountains, one meeting
                                        ADA requirements.

REST ROOMS:                         Rest rooms to have ceramic tile on floors,
                                    and full height on wet walls. Toilet
                                    partitions to be ceiling hung stainless
                                    steel. Vanity tops to be granite. Restrooms to be ADA compliant.

SHOWER FACILITIES:                  Ground floor restrooms to include two shower
                                    stalls each in men's and women's. One shower stall in each to be ADA compliant.

TELEPHONE ROOM:                     Main telephone/fiber optic room provided at
                                    ground floor, approximately 20 feet by 10 feet. Conduit to be stubbed into room for telephone and 3 possible fiber optic providers. Approximately 6 foot by 9 foot communications rooms provided on floors 2, 3, 4 and 5.



                                  SCHEDULE 1 TO
                                    EXHIBIT B

ELEVATORS:                          Hydraulic elevators, 3,500 lb. capacity
                                    provided. Interior cab height to be
                                    approximately 10 feet, with suspended
                                    ceiling at approximately 9 feet. Finishes will be compatible with main lobby. Freight elevator to be supplied with protective blankets. Waiting time will be average of 27-29 seconds, with 5 minute handling capacity of 13% of building population
                                    (upper floors only). Elevators to be ADA compliant, and provided with emergency telephones.

FIRE PROTECTION:                    Complete fire sprinkler system in accordance
                                    with applicable codes for office occupancy.
                                    Fireproofing of the Building's structural steel as specified on the structural plans for the Building as approved by the City of Westminster (a copy of which plans Tenant acknowledges receiving).

PLUMBING SYSTEMS:                   Complete plumbing system for domestic water
                                    service, sanitary sewer service, and roof drainage. Water and sanitary systems will be accessible to tenant areas for future connections for convenience sinks and other uses.

HVAC: HVAC system is provided with rooftop units, total capacity approximately 460 tons, of approximately 350 sf per ton. Primary trunk ducts and exterior zone VAV boxes provided at approximately 1 per 1,100 SF. Exterior zone VAV boxes are provided with electric reheat. No distribution ducting or diffusers are included at these exterior zone boxes.

                                    Energy management system provided, with
                                    remote computer monitoring capability.
                                    Tenant metering capability also included in system.

                                    HVAC Design criteria for cooling load
                                    allowed include the following:

                                    2 watts per SF for lighting;
                                    1.5 watts per SF for office equipment
                                    150 SF per person.

ELECTRICAL SERVICE:                 The building is provided with primary
                                    electrical service, 277/480 volts, 3 phase, with main disconnects in the main electrical room on the first floor. Electrical distribution panel rooms are provided two per floor adjacent to stairwells.

                                    Electrical service will provide total
                                    capacity of 27 watts per square foot,
                                    generally allocated as follows:

                                    15 watts per SF for HVAC loads;
                                    3 watts per SF for lighting;
                                    6.5 watts per SF for tenant equipment loads;
                                    2.5 watts per SF spare power;
                                    A pad area for a future generator to be
                                    included in the building shell.

FIRE ALARM:                         Fire alarm panel is provided, including fire
                                    alarm devices as required by code in core and common areas.

SECURITY:                           A card access system to be provided at the
                                    main entry doors of the building. Elevator card access also to be available based on tenant needs (but at Tenant's sole cost and expense).



                                  SCHEDULE 1 TO
                                    EXHIBIT B

                                    EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM

         With respect to that certain lease ("Lease") dated ___________________, ____, between ______________________________________, a
__________________________ ("Tenant"), and CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately ______________ rentable square feet of the building located at _______________________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

         (1) The Commencement Date is ____________ and the Expiration Date is ____________;

         (2) The Rent Commencement Date is ____________;

         (3) The Premises contain ___________ rentable square feet of space; and

         (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

         IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ____ day of ________, ____.

"Tenant"                                                                       ,
                                       ----------------------------------------
                                       a
                                         ---------------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------



                                    EXHIBIT C

                                    EXHIBIT D

                              RULES AND REGULATIONS

         1. The sidewalks, entrances, passages and courts of the Project, including the parks, and the sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or used for any purpose other than ingress and egress.

         2. No awning or other projection shall be displayed or attached to the outside walls of the Building without the prior written consent of Landlord. The standard window blinds specified by Landlord shall not be removed from the windows, and no other curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

         3. No sign, advertisement, or notice shall be exhibited, painted, inscribed or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color, and style acceptable to Landlord and consistent with Landlord's signage program.

         4. Except in connection with the initial Tenant Improvements (which shall be governed by the Approved Working Drawings), electric wiring of every kind and telephone outlets shall be installed in a manner as will be prescribed by Landlord. The location of convenience outlets, electric light outlets, power outlets and telephone outlets shall be approved by Landlord, prior to installation, but the cost shall be paid by tenant. No electrical wall or ceiling fixture shall be installed unless first approved by Landlord. All electric work must be done by electricians so licensed by the State in which the Premises are located pursuant to proper governmental permits.

         5. The sashes, sash doors, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the windowsills, except Landlord shall have the right to require Tenant to keep the drapes closed at all times or some of the time.

         6. The toilets, wash bowls and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

         7. Except for Utility Installations (which are subject to Section 11 of the Lease), no tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of carpeting, linoleum or other similar floor coverings shall be permitted, except with the prior written consent of Landlord and as Landlord may direct.

         8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant on the Premises, except for the microwaving of foods, preparation of coffee, tea, hot chocolate and similar items for tenants and their employees and catered events (subject to Landlord's reasonable approval). No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate the Premises.

         9. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall occupy or permit any portion of its Premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any form. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         10. No tenant shall use, keep or permit to be used or kept any foul or noxious gas or substances in the Premises or the Building or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other tenants of the Building or of neighboring buildings by reason of noise, odors and/or vibrations, including, without limitation, by the use of any musical instrument, radio, phonograph, sound-producing instrument or device that can be heard outside the Premises.



                                    EXHIBIT D

         11. No tenant shall place any radio or television antenna on the roof or on any part of the inside or outside of the Building other than inside the Premises. No tenant shall operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or any part of the Project. No tenant shall throw anything out of the doors, windows or down the passageways. Landlord reserves the right to exclude or expel from the Building or any part of the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of these Rules and Regulations.

         12. Except for office/cleaning supplies typically used in the ordinary course of business, no tenant, nor any of tenant's servants, employees, agents, visitors or licensees, shall at any time keep or permit to be kept upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

         13. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. All keys to the Premises, and any other parts of the Building, shall be obtained by Tenant only from Landlord. Landlord shall furnish Tenant, without charge, two keys or magnetic cards to the primary entrance door to the Premises. Tenant shall obtain any additional keys only from Landlord and shall not make or otherwise procure any additional sets of keys. Each tenant must, upon the termination of its tenancy, return to Landlord all such keys, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

         14. Except for the initial Tenant Improvements, the weight, size and position of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord, and Landlord reserves the right to require such safes or other objects to be placed upon supports approved by Landlord to distribute the weight. The repair of any damage done to the Building or property therein by putting in or taking out or maintaining such safes or other unusually heavy objects shall be made and paid for by Tenant. All removals, or the carrying in or out of the Building or moving within the Building of any safes, freight, furniture, fixtures or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes, furniture or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, furniture, fixtures, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

         15. No tenant shall purchase janitorial, maintenance or other like service from any company or persons unless the written consent of Landlord is first obtained.

         16. Tenant shall not use the name of the Building or Landlord in its advertising.

         17. Access to the Building between the hours of 6 P.M. in the evening and 7 A.M. in the morning on weekdays and at all hours on Saturdays and Sundays and usual holidays is controlled by a card key system. Landlord will furnish card keys to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests card keys and shall be liable to Landlord for all acts of such persons. In the case of mob, riot, public disorder or other commotion or invasion, Landlord reserves the right to prevent access to the Building or to any other part of the Project during the continuance of the same by closing the entrances to the Building or any other part of the Project, blocking ingress or egress to the Building or any other part of the Project or by closing the doors, or otherwise, for the safety of the tenants of the Building or protection of the Building and property in the Building.

         18. Any persons employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of Landlord, and the tenant shall be responsible for all acts of such persons).

         19. All doors opening onto public corridors shall be kept closed, except when in use for ingress or egress.

         20. The requirements of tenants will be attended to only upon application to the Office of the Building.

         21. Canvassing, soliciting, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.



                                    EXHIBIT D

         22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

         23. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

         24. There shall not be used in any space or in the public halls of the Building, either by any tenants or others, any hand trucks except those equipped with rubber tires and side guards.

         25. The expense of repairing any damage resulting from a violation of any Rule or Regulation herein shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

         26. Tenant shall not smoke in the Premises or the Project, and shall not allow any smoking by any Tenant Party or any visitor to the Premises or the Project. Tenant, Tenant Parties and/or any visitors to the Project may smoke only in areas designated by Landlord.



                                    EXHIBIT D

                                    EXHIBIT E

                           TENANT ESTOPPEL CERTIFICATE

To:      [Insert name of party to rely on document] ("Relying Party")

         ------------------------------------------------------------

         ------------------------------------------------------------

         ------------------------------------------------------------

         Attn:
              -------------------------------------------------------

Re:      Lease Dated:
                     ------------------------------------------------
         Current Landlord:
                          -------------------------------------------
         Current Tenant:
                        ---------------------------------------------
         [RENTABLE] Square Feet: Approximately
                                               ----------------------
         Floor(s):
                  ---------------------------------------------------
         Located at:
                    -------------------------------------------------
         ____________________________________________ ("Tenant") hereby certifies that as of _________, ____:

         1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with ______________________ as Landlord (who is called "Landlord" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.) [The original landlord under the Lease was _______________, and the original tenant under the Lease was _______________.] The Lease covers the premises commonly known as _______________ (the "Premises") in the building (the "Building") at the address set forth above.

                (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)

         [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]

         [2 (a) The attached Exhibit A accurately identifies the Lease and all modifications, amendments, supplements, side letters, addenda and riders of and to it.]

                  (b) (IF APPLICABLE) [The Lease provides that in addition to the Premises, Tenant has the right to use or rent during the term of the Lease _______________ [assigned/unassigned] parking spaces near the Building or in the parking structure of the Project most proximately located to the Premises.]

                  (c) The term of the Lease commenced on _______________, _____, and will expire on _______________, _____, including any presently exercised option or renewal term. (CHOOSE ONE OF THE FOLLOWING TWO SENTENCES.) [Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Building or the Project, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b) above].] [Except as specified in Section(s) ____________ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Building or the Project, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b) above].]

(CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)

                  [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

                  [(d) Except as specified in Section(s) _____________ of the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

                  (e) The annual minimum rent currently payable under the Lease is $ _____________ and such rent has been paid through _____________, ____.

                  (f) (IF APPLICABLE) [Additional rent is payable under the Lease for (i) operating, maintenance or repair expenses, (ii) property taxes (including CFD special taxes), and/or (iii) consumer price index cost of living adjustments. Such additional rent has been paid in accordance with Landlord's



                                    EXHIBIT E
rendered bills through _____________, _______. The base year amounts for additional rental items are as follows: (1) operating, maintenance or repair expenses $_____________, (2) property taxes $_____________, and (3) consumer price index _____________ (please indicate base year CPI level).]

                  (g) Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE) [except as expressly set forth in Section(s) ______ of the Lease (copy attached)].

                  (h) Landlord currently holds a security deposit in the amount of $__________ which is to be applied by Landlord or returned to Tenant in accordance with Section(s) ____ of the Lease. Tenant acknowledges and agrees that Relying Party shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Relying Party.

         3. (a) The Lease constitutes the entire agreement between Tenant and Landlord with respect to the Premises, has not been modified, changed, altered or amended, and is in full force and effect in the form (CHOOSE ONE) [attached as/described in] Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

                  (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

                  (c) To the best knowledge of Tenant, no party is in default under the Lease. To the best knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

                  (d) The interest of Tenant in the Lease has not been assigned or encumbered. Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

         4. All contributions required to be paid by Landlord to date for improvements to the Premises have been paid in full and all of Landlord's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

         5. Neither Tenant nor any guarantor of Tenant's obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

         6. (a) As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

                  (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF APPLICABLE) [, other than Hazardous Substances used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land.

         7. Tenant hereby acknowledges that Landlord intends to [discuss action to be taken vis-a-vis Relying Party]. Tenant acknowledges the right of Landlord, Relying Party and any and all of Landlord's present and future lenders, purchasers and their successors and assigns to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any action taken by such parties will be made and entered into in material reliance on this Certificate.



                                    EXHIBIT E

         8. Tenant hereby agrees to furnish Relying Party with such other and further estoppel as Relying Party may reasonably request.

"Tenant"                                                                       ,
                                       ----------------------------------------
                                       a
                                         ---------------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------



                                    EXHIBIT E
                                       -3-